As filed with the Securities and Exchange Commission on November 28, 2017

Securities Act File No. 333-217151

Investment Company Act File No. 811-22021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

Registration Statement

under

☒	the Securities Act of 1933
☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.

and/or

Registration Statement

under

☒	the Investment Company Act of 1940
☒	Amendment No. 19

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

(Exact Name of Registrant as Specified in the Certificate of Trust)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 422-3554

Agnes Mullady

The Gabelli Healthcare & WellnessRx Trust

One Corporate Center

Rye, New York 10580-1422

(914) 921-5100

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq. The Gabelli Healthcare & WellnessRx Trust One Corporate Center Rye, New York 10580-1422 (914) 921-5100	Rose F. DiMartino, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099 (212) 728-8000

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☒	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐   This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is                     .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares of Beneficial Interest (2)	[ ] Shares	$[ ]	$[ ]	$[ ]
Preferred Shares of Beneficial Interest (2)	[ ] Shares	$[ ]	$[ ]	$[ ]
Subscription Rights to Purchase Common Shares of Beneficial Interest (2)			$[ ]	$[ ]
Subscription Rights to Purchase Preferred Shares of Beneficial Interest (2)			$[ ]	$[ ]
Notes			$[ ]	$[ ]
Total	[ ] Shares	$[ ]	$200,000,000(3)	$24,891.40 (4)

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	Subject to Note 3 below, there is being registered hereunder an indeterminate principal amount of common shares, preferred shares or notes as may be sold, from time to time, including subscription rights to purchase common shares or preferred shares.
(3)	In no event will the aggregate offering price of all securities offered from time to time pursuant to this Registration Statement exceed $200 million.
(4)	On April 5, 2017, the Registrant claimed a credit of $115.90 for fees attributable to $1,000,000 of securities previously registered and unsold under the Registrant’s registration statement filed on April 1, 2014 (File No. 333-194973) pursuant to the “offset” provision of Rule 457(p). For the remaining $199,000,000 of securities being registered, the Registrant makes a payment of $9,702.40 and claims credits of (i) $13,914.10 for fees attributable to the remaining $116,931,939 of securities previously registered and unsold under the Registrant’s registration statement filed on April 1, 2014 (File No. 333-194973) and (ii) $1,159 for fees previously paid in connection with the filing of the Registrant’s registration statement on April 10, 2013 (File No. 333-187842), each pursuant to the “offset” provision of Rule 457(p).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion,

Preliminary Base Prospectus dated November 28, 2017

PRELIMINARY PROSPECTUS

$200,000,000

The Gabelli Healthcare & WellnessRx Trust

Common Shares of Beneficial Interest

Preferred Shares of Beneficial Interest

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Notes

Investment Objective. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long term growth of capital. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”). An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this registration statement, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers, including issuers in emerging markets. See “Investment Objective and Policies.”

We may offer, from time to time, in one or more offerings, our common shares, par value of $0.001 per share, our preferred shares, par value of $0.001 per share, our subscription rights to purchase our common shares or preferred shares, or our promissory notes. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares.

Our shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period, and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (preferred or common) issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering. The Prospectus Supplement relating to any offering of notes will set forth the aggregate principal amount of the notes and information about the interest rate, frequency of payment, prepayment protections and other matters. Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GRX.” Currently, the Fund’s 5.76% Series A Cumulative Preferred Shares and 5.875% Series B Cumulative Preferred Shares, with a liquidation value $25.00 per share, are listed on the NYSE under the symbol “GRX PrA” and “GRX PrB,” respectively. Any future series of fixed rate preferred shares would also likely be listed on a stock exchange. On November 27, 2017, the last reported sale price of our common shares was $9.89. The net asset value of the Fund’s common shares at the close of business on November 27, 2017 was $11.34 per share. Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s shares involves risks. See “Risk Factors and Special Considerations” on page 30 for factors that should be considered before investing in shares of the Fund, including “Leverage Risk” on page 40.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the shares, and retain it for future reference. A Statement of Additional Information, dated November 28, 2017, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semiannual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 70 of this Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554), by accessing our website (http://www.gabelli.com) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov). References to the websites above do not incorporate their contents into this prospectus. Our annual and semiannual reports are also available on our website (www.gabelli.com). The Statement of Additional Information is only updated in connection with an offering and is therefore not available on the Fund’s website.

Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated November 28, 2017 (the “SAI”).

The Fund

The Gabelli Healthcare & WellnessRx Trust is a diversified, closed-end management investment company organized under the laws of the State of Delaware on February 20, 2007. Throughout this Prospectus, we refer to The Gabelli Healthcare & WellnessRx Trust as the “Fund” or as “we.”

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “GRX,” and any newly issued common shares issued will trade under the same symbol. As of September 30, 2017, the net assets of the Fund attributable to its common shares were $228,263,200. As of September 30, 2017, the Fund had outstanding 19,808,764 common shares, 1,200,000 shares of 5.76% Series A Cumulative Preferred Shares, liquidation preference $25 per share (the “Series A Preferred”) and 1,481,443 shares of 5.875% Series B Cumulative Preferred Shares, liquidation preference $25 per share (the “Series B Preferred”). Any preferred shares that are issued in the future will have the same seniority with respect to distributions and liquidation preference as the Series A Preferred and the Series B Preferred. On November 27, 2017, the last reported sale price of our common shares on the NYSE was $9.89 per share. The net asset value (“NAV”) of the Fund’s common shares at the close of business on November 27, 2017 was $11.34 per share.

The Offering

We may offer, from time to time, in one or more offerings, our common shares, $0.001 par value per share, our preferred shares, $0.001 par value per share, or our promissory notes. The preferred shares are expected to be fixed rate preferred shares. The shares or notes may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). We may also offer subscription rights to purchase our common shares or preferred shares. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares. Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (preferred or common) issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. The Prospectus Supplement relating to any offering of notes will set forth the aggregate principal amount of the notes and information about the interest rate, frequency of payment, prepayment protections and other matters. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective and Policies

The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this Prospectus, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers, including issuers in emerging markets. The Fund’s investment objective is “fundamental” and therefore may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Except as expressly stated herein, none of the Fund’s policies are fundamental and may be modified by the Board of Trustees (the “Board,” each member of the Board individually a “Trustee”) without shareholder approval.

The Fund will invest primarily in equity securities of companies in the healthcare and wellness industries. However, the Fund may also invest in debt securities of any quality, any maturity and any duration of such companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities or when the Fund is temporarily in a defensive position. The average duration and average maturity of the Fund’s investments in debt securities will vary from time to time depending on the views of the Investment Adviser. The remaining 20% of the Fund’s assets may be invested in other securities, including stocks, debt obligations (such as U.S. Treasury securities) and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. These factors may change rapidly. The Fund emphasizes quality in selecting healthcare and wellness investments, and looks for companies that have sound financial structures and identifiable growth prospects. Believing that demographic trends will affect global market opportunities, the Fund intends to position itself to take advantage of these trends.

The Fund may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality.

The Fund may invest without limitation in securities of foreign issuers, which generally are denominated in foreign currencies, and may include issuers in emerging markets. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

No assurance can be given that the Fund’s investment objective will be achieved. See “Investment Objective and Policies.”

Common Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees of the Fund (the “Board”). The Board has authorized issuance of an unlimited number of shares of two classes, the common shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the common shares of the Fund as described below. As of September 30, 2017, 19,808,764 common shares of the Fund were outstanding.

Preferred Shares and Borrowings

Currently, an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares (“Fixed Rate Preferred Shares”). Any Fixed Rate Preferred Shares issued by the Fund will pay distributions at a fixed rate, which may be reset after an initial period. Any borrowings may be at fixed or floating rates. As of September 30, 2017, 1,200,000 shares of Series A Preferred and 1,481,443 shares of Series B Preferred were issued and outstanding. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risk” and “Investment Objective and Policies—Certain Investment Practices—

Leverage.” The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques. The Fund may borrow money to the extent permitted by applicable law in accordance with its investment restrictions.

Dividends and Distributions

Preferred Share Distributions. In accordance with the Fund’s Declaration of Trust as amended and supplemented (including the statements of preferences thereto) (the “Declaration of Trust”) and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due have been declared and made on all outstanding preferred shares of the Fund. Any partial distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date.

The distributions to the Fund’s preferred shareholders for the fiscal year ended December 31, 2016, were comprised of short term capital gains and long term capital gains, and did not include any return of capital. See “Composition of Distributions.”

Common Share Distributions. In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy, which may be modified at any time by the Board. The Fund has made quarterly distributions with respect to its common shares since June 2012. Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution for tax purposes is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings or accumulated earnings and profits, they are considered ordinary income or long term capital gains. Since June 2015, the Fund has paid to its common shareholders a distribution of $0.13 per share each quarter and, if necessary, an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the quarterly distributions for that year to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

For the fiscal year ended December 31, 2016, the Fund made distributions of $0.52 per common share, of which none was deemed a return of capital. See “Composition of Distributions.”

Composition of Distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund’s preferred or common shares. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. In the event that for any calendar year Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of the total distributions on the Fund’s common shares or preferred shares in such year, as applicable, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder’s tax basis in the shares). The amount treated as a tax free return of capital will reduce the NAV of the Fund’s shares and a shareholder’s adjusted tax basis in the common shares or preferred shares, as applicable, which may negatively affect the price a shareholder receives upon the sale of its shares by increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. Any amount in excess of a shareholder’s remaining outstanding basis will constitute gain to such shareholder. Return of capital as part of a distribution may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares.

The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through December 31, 2017. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year. The Board monitors and reviews the Fund’s preferred share and common share distribution policies on a regular basis.

Limitations on Distributions. If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common shares (other than in additional shares), and from repurchasing any of its common shares or preferred shares, unless the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of the debt and preferred shares outstanding. In addition, in such circumstances the Fund will be prohibited from paying any distributions on its preferred shares unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of the debt outstanding. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred shares issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital shares even if the asset coverage ratio on its indebtedness falls below 300%. See “Dividends and Distributions.”

Payment on Notes

Under applicable state law and our organizational documents, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Use of Proceeds

The Fund will use the net proceeds from an offering to purchase portfolio securities in accordance with its investment objective and policies. See “Use of Proceeds.” Proceeds will be invested as appropriate investment opportunities are identified, which is anticipated to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” The Fund may also use the proceeds to redeem or repurchase existing series of preferred shares, in whole or in part. See “Use of Proceeds” in the Prospectus Supplement for a discussion of whether the Fund expects to use the proceeds from the offering to redeem or repurchase existing series of preferred shares, in whole or in part.

Exchange Listing

The Fund’s outstanding common shares are listed on the NYSE under the trading or “ticker” symbol “GRX.” Currently, the Series A Preferred and Series B Preferred are listed on the NYSE under the symbol “GRX PrA” and “GRX PrB,” respectively. See “Description of the Securities.” Any additional series of Fixed Rate Preferred Shares issued by the Fund would also likely be listed on the NYSE. Subscription rights issued by the Fund may also be listed on a securities exchange.

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their NAV. Common shares of closed-end investment companies may trade during some periods at prices higher than their NAV and during other periods at prices lower than their NAV. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.

In addition to NAV, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors. See “Risk Factors and Special Considerations,” “Description of the Securities” and “Repurchase of Common Shares.”

The common shares are designed primarily for long term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Fixed Rate Preferred Shares may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes in interest rates.

Risk Factors and Special Considerations

Risk is inherent in all investing. Therefore, before investing in shares of the Fund, you should consider the following risks carefully. See “Risk Factors and Special Considerations.”

Industry Concentration Risk. The Fund is concentrated in the healthcare and wellness industries. As a result of investing a significant portion of its assets in companies in the healthcare and wellness industries, the value of the Fund’s shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, changes in government subsidy and reimbursement levels, the governmental approval process, rapid obsolescence of products and services and patent expirations. The Investment Adviser believes that certain healthcare and wellness related companies could experience growth as a result of demographic changes and the Fund intends to focus on companies that will benefit from these demographic trends. However, certain of these companies may be less able to anticipate demographic trends and investments in these companies would not be likely to perform as well as investments in those that do.

Long Term Objective. The Fund seeks long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to exploit short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder’s investment objective when considering an investment in the Fund.

Market Discount Risk. Common shares of closed-end investment companies often trade at a discount from NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The Investment Adviser cannot predict whether the Fund’s shares will trade at, below or above NAV. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s common shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

Equity Risk. Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Our Notes. An investment in our notes is subject to special risks. There may not be an established market for our notes. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors. See “Risk Factors and Special Considerations – Special Risks to Holders of Notes.”

Note Risk. If the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if the

Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the notes. Holders of notes may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund’s trustees. See “Risk Factors and Special Considerations — Note Risk.”

Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest, including emerging market securities. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See “Risk Factors and Special Considerations—Foreign Securities.”

Value Investing Risk. The Fund focuses its investments on the securities of companies that the Investment Adviser believes to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Smaller Companies. The Fund may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market, or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

•	Interest Rate Risk. The market value of bonds and other fixed-income or dividend paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income or dividend paying securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and the Federal Reserve’s indication that it may raise the federal funds rate in the near future.

•	Issuer Risk. Issuer risk is the risk that the value of an income or dividend paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer, and the value of the assets of the issuer.

•	Credit Risk. Credit risk is the risk that one or more income or dividend paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

•	Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income or dividend paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

•	Duration and Maturity Risk. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

•	Liquidity Risk. Certain fixed income securities in which the Fund invests may be or become illiquid. See “Risk Factors and Special Considerations – Restricted and Illiquid Securities.”

Lower Grade Securities. Fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. (“S&P”) or lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) are referred to in the financial press as “junk bonds.” See “Risk Factors and Special Considerations – Lower Grade Securities.”

Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options, futures or swaps markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, swaps contracts, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options, futures and swaps contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Futures Transactions. The Fund may make investments in futures and options on futures. Risks include, but are not limited to, the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Forward Currency Exchange Contracts. The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Swap Agreements. The Fund may enter into total rate of return, credit default, interest rate or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Asset Segregation Risk. The Fund will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk. The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Turnover. The Fund may have a high turnover ratio which may result in higher expenses and lower after-tax return to shareholders than if the Fund had a lower turnover ratio.

Leverage Risk. The Fund currently uses, and intends to continue to use, leverage for investment purposes by issuing preferred shares. “Leverage” for these purposes means the ratio by which the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate involuntary liquidation preference of the Fund’s preferred shares bears to the Fund’s total assets. As of September 30, 2017, the amount of leverage represented approximately 23% of the Fund’s total assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV of the Fund. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in NAV could affect the ability of the Fund to make distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See “Taxation.”

Special Risks to Holders of Fixed Rate Preferred Shares. Prior to any offering, there will be no public market for Fixed Rate Preferred Shares. In the event any additional series of Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on a national securities exchange, which is expected to be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks of Preferred Shares to Holders of Common Shares. The issuance of preferred shares causes the NAV and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares. Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common shares. In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares. See “Risk Factors and Special Considerations — Leverage Risk — Preferred Share Risk.”

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares or notes; however, it is not required to do so and may issue preferred shares or notes without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares or notes. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry within the meaning of such rating agencies’ over-collateralization tests. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. A rating (if any) by a rating agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating (if any) does not address liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to notes or preferred shares, we may alter our portfolio or redeem the preferred shares or notes under certain circumstances. See “Risk Factors and Special Considerations Leverage Risk — Special Risks to Holders of Notes and Preferred Shares — Credit Quality Ratings.”

Our Subscription Rights. The issuance of subscription rights to purchase our common shares may substantially dilute the aggregate NAV of the common shares owned by shareholders who do not fully exercise their rights in the offering. Shareholders who do not exercise their rights to purchase common shares will own a smaller proportional interest in the Fund than they did before the offering. In the case of subscription rights for preferred shares, there is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights for the preferred shares. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of preferred shares or common shares issued may be reduced, and the preferred shares or common shares may trade at less favorable prices than larger offerings for similar securities.

Potential Dilution in Rights Offerings. To the extent that the Fund engages in a rights offering, shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder also may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. Specifically, if the subscription price per share is below the NAV per share of the Fund’s shares on the expiration date of the rights offering, a shareholder will experience an immediate dilution of the aggregate NAV of their shares if the shareholder does not participate in the offering and the shareholder will experience a reduction in the NAV per share of their shares whether or not the shareholder participates in the offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise his or her subscription rights because the Fund does not know what the NAV per share will be when a rights offering expires or what proportion of the rights will be exercised.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding shares of common shares of the Fund, may increase their percentage ownership of the Fund through the exercise of the primary subscription and any over-subscription privilege.

Common Share Distribution Policy Risk. The Fund has adopted a policy, which may be changed at any time by the Board, of paying distributions on its common shares of $0.13 per share per quarter. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2016, the Fund made distributions of $0.52 per common share, of which none was deemed a return of capital. The Fund has made quarterly distributions with respect to its common shares since June 2012. A portion of the distributions to holders of common shares during one of the ten fiscal years since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year. Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current or accumulated earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—Dependence on Key Personnel.”

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Libya, Syria and other countries in the Middle East and North Africa, terrorist attacks in the U.S., Europe and elsewhere around the world, social and political discord and uncertainty, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EMU or the European Union (such as the United Kingdom), among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

See “Risk Factors and Special Considerations—General Risks—Economic Events and Market Risk.”

Government Intervention in Financial Markets Risk. The U.S. government and certain foreign governments have in the past taken actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. See “Risk Factors and Special Considerations—General Risks—Government Intervention in Financial Markets Risk.”

Anti-Takeover Provisions. The Declaration of Trust and Second Amended and Restated By-Laws (“By-Laws of the Fund (together, its “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Status as a Regulated Investment Company. The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Temporary Investments. During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities, including U.S. Treasury securities, and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Management and Fees

Gabelli Funds, LLC serves as the Fund’s Investment Adviser and is paid a fee for its services and its related expenses computed weekly and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. The fee paid by the Fund may be higher when leverage (e.g., in the form of preferred shares, notes or borrowings) is utilized, giving the Investment Adviser an incentive to utilize such leverage. Because the management fees are based on a percentage of average weekly net assets that includes assets attributable to the Fund’s use of leverage in the form of preferred shares, notes or money borrowed, the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of such leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator. See “Management of the Fund.”

Repurchase of Shares

The Fund is authorized, subject to maintaining required asset coverage on its preferred shares, to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from NAV. Although the Board has authorized such repurchases, the Fund is not required to repurchase any common shares. The Board has not established a limit on the amount of common shares that could be repurchased. Through September 30, 2017, the Fund has repurchased 199,427 common shares in the open market. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares.” Through September 30, 2017, the Fund has not repurchased any of its shares of the Series A Preferred and Series B Preferred.

Anti-Takeover Provisions

Certain provisions of the Fund’s Governing Documents may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of the three classes of trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding voting shares of the Fund (together with a separate class vote by the holders of any preferred shares outstanding) is necessary to authorize amendments to the Fund’s Declaration of Trust that would be necessary to convert the Fund from a closed-end to an open-end investment company. In addition, the affirmative vote of the holders of 80% of the outstanding voting shares of each class of the Fund, voting as a class, is generally required to authorize certain business transactions with the beneficial owner of more than 5% of the outstanding shares of the Fund. In addition, the holders of the preferred shares have the authority to elect two trustees at all times and would have separate class voting rights on specified matters including conversion of the Fund to open-end status and certain reorganizations of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent and Dividend Disbursing Agent

The Bank of New York Mellon Corporation (“BNY Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Fund may be held by sub-custodians approved by the Board in accordance with the regulations of the SEC. Selection of any such sub-custodians will be made by the Board following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the sub-custodians are located, and risks of potential nationalization or expropriation of assets of the Fund.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”) and as transfer agent and registrar with respect to the Fund’s common shares.

Computershare also serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred and the Series B Preferred.

SUMMARY OF FUND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. All expenses of the Fund will be borne, directly or indirectly, by the common shareholders. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including the offering expenses of preferred shares and notes.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.54	%(1)
Offering Expenses (excluding Preferred Share Offering Expenses) (as a percentage of offering price)	0.59	%(1)
Dividend Reinvestment Plan Fees	None	(2)
Voluntary Cash Purchase Plan Purchase Transaction Fee	$0.75	(2)
Voluntary Cash Purchase Plan Sale Transaction Fee	$2.50	(2)
Preferred Share Offering Expenses (as a percentage of net assets attributable to common shares)	0.08	%(3)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	1.30	%(4)
Interest on Borrowed Funds	None
Other Expenses	0.23	%(5)

Total Annual Fund Operating Expenses	1.53%
Dividends on Preferred Shares	1.69	%(6)

Total Annual Fund Operating Expenses and Dividends on Preferred Shares	3.22%

(1)	Estimated maximum amount based on offering of $150 million in common shares and $50 million in preferred shares. The estimates assume a 1% sales load on common shares and $890,000 in common offering expenses, and a 3.15% sales load on preferred shares and $318,000 in preferred offering expenses. The sales load on preferred shares is an expense borne by the Fund and indirectly by the holders of its common shares. Actual sales loads and offering expenses may be higher or lower than these estimates and will be set forth in the Prospectus Supplement if applicable.
(2)	There are no fees charged to shareholders for participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. However, shareholders participating in the Plan that elect to make additional cash purchases under the Plan would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”
(3)	Assumes issuance of $50 million in liquidation preference of Fixed Rate Preferred Shares, net assets attributable to common shares of approximately $387 million (which includes issuance of $150 million in common shares) and $318,000 in preferred offering expenses. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.
(4)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). Consequently, because the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund did not utilize a leveraged capital structure.

(5)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(6)	The Dividends on Preferred Shares represent distributions on the existing preferred shares outstanding and the proposed $50 million of preferred shares at 5.70%.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

The following example illustrates the expenses (including the maximum estimated sales load on common shares of $10 and on preferred shares of $31.50 and estimated offering expenses of $3.12 from the issuance of $150 million in common shares and $50 million in preferred shares) you would pay on a $1,000 investment in common shares followed by the preferred shares offering, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$50	$116	$184	$364

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The above example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$34	$66	$101	$198

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus and the SAI. The financial information for the five fiscal years ended December 31, 2016, 2015, 2014, 2013 and 2012 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI. The financial information for the period ended June 30, 2017 is unaudited.

Selected data for a share of beneficial interest outstanding throughout each period

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Operating Performance:
Net asset value, beginning of year	$10.86		$11.79	$11.76	$11.33	$9.55	$8.51

Net investment income/(loss)	0.01		(0.02)	(0.03)	0.01	0.04	0.05
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	1.45		(0.21)	0.75	2.04	3.53	2.25

Total from investment operations	1.46		(0.23)	0.72	2.05	3.57	2.30

Distributions to Preferred Shareholders: (a)
Net investment income	—		—	—	—	(0.01)	(0.00	)(b)
Net realized short term/long term gain	(0.09	)*	(0.19)	(0.19)	(0.13)	(0.12)	(0.15)

Total distributions to preferred shareholders	(0.09)		(0.19)	(0.19)	(0.13)	(0.13)	(0.15)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	1.37		(0.42)	0.53	1.92	3.44	2.15

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015		2014	2013	2012
Distributions to Common Shareholders:
Net investment income	—		—	—		—	(0.01)	(0.05)
Net realized short term/long term gain	(0.18	)*	(0.52)	(0.51)		(0.62)	(0.90)	(1.04)
Return of capital	(0.08	)*	—	—		—	—	(0.02)

Total distributions to common shareholders	(0.26)		(0.52)	(0.51)		(0.62)	(0.91)	(1.11)

Fund Share Transactions:
Increase in net asset value for repurchase of common share	0.00	(b)	—	0.01		—	—	—
Decrease in net asset value from common shares issued in rights offering	—		—	—		(0.77)	(0.72)	—
Offering costs for preferred shares charged to paid-in capital	—		—	—		(0.08)	—	—
Offering costs for common shares charged to paid-in capital	—		—	(0.00	)(b)	(0.02)	(0.03)	(0.00	)(b)
Increase in net asset value from offering of preferred shares	—		0.01	—		—	—	—

Total Fund share transactions	0.00	(b)	0.01	0.01		(0.87)	(0.75)	(0.00	)(b)

Net Asset Value Attributable to Common Shareholders, End of Year	$11.97		$10.86	$11.79		$11.76	$11.33	$9.55

NAV total return †	12.67%		(3.63)%	4.55%		16.98%	36.86%	25.37%

Market value, end of year	$10.85		$9.43	$10.25		$10.42	$10.38	$8.62

Investment total return ††	14.07%		(3.15)%	3.14%		10.39%	35.99%	36.33%

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$304,102		$282,611		$299,097		$299,595	$199,503	$137,181
Net assets attributable to common shares, end of year (in 000’s)	$237,066		$215,575		$234,097		$234,595	$169,503	$107,181
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.15	%(c)	(0.20)%		(0.22)%		(0.27)%	0.02%	0.56%
Ratio of operating expenses to average net assets attributable to common shares	1.68	%(c)(d)	1.62	%(d)	1.60	%(d)	1.63%	1.71%	1.94%

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.30	%(c)(d)	1.26	%(d)	1.26	%(d)	1.36%	1.41%	1.52%
Portfolio turnover rate	17.4%		31.7%		52.4%		43.5%	52.1%	46.6%
Preferred Shares:
5.760% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$30,000		$30,000		$30,000		$30,000	$30,000	$30,000
Total shares outstanding (in 000’s)	1,200		1,200		1,200		1,200	1,200	1,200
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00	$25.00	$25.00
Average market value (e)	$25.63		$26.12		$25.96		$25.85	$26.47	$27.46
Asset coverage per share(f)	$113.41		$105.40		$115.04		$115.23	$166.25	$114.32
5.875% Series B Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$37,036		$37,036		$35,000		$35,000	—	—
Total shares outstanding (in 000’s)	1,481		1,481		1,400		1,400	—	—
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00	—	—
Average market value (e)	$26.50		$26.76		$26.09		$25.37	—	—
Asset coverage per share(f)	$113.41		$105.40		$115.04		$115.23	—	—
Asset Coverage(g)	454%		422%		460%		461%	665%	457%

†	Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders.

††	Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the year ended December 31, 2015 would have been 1.27%. For the six months ended June 30, 2017 and the year ended December 31, 2016, there was no impact on the expense ratios.
(e)	Based on weekly prices.
(f)	Asset coverage per share is calculated by combining all series of preferred shares.
(g)	Asset coverage is calculated by combining all series of preferred shares.

	Year Ended December 31,				Period Ended December 31,
	2011	2010	2009	2008	2007 (c)
Operating Performance:
Net asset value, beginning of period	$8.47	$7.76	$6.21	$8.03	$8.00

Net investment income/(loss)	0.01	(0.05)	(0.05)	(0.07)	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.95	0.98	1.60	(1.70)	0.06

Total from investment operations	0.96	0.93	1.55	(1.77)	0.08

Distributions to Preferred Shareholders: (a)
Net investment income	—	(0.07)	—	—	—

Net realized short term/long term gain	(0.16)	—	—	—	—

Total distributions to preferred shareholders	(0.16)	(0.07)	—	—	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.80	0.86	1.55	(1.77)	0.08

Distributions to Common Shareholders:
Net investment income	—	—	—	(0.01)	(0.01)
Net realized short term gain	—	—	—	(0.04)	(0.04)
	—	—	—

Total distributions to common shareholders	—	—	—	(0.05)	(0.05)

Fund Share Transactions:
Increase in net asset value from common share transactions	—	0.01	—	—	—
Decrease in net assets from common shares issued in rights offering	(0.72)	—	—	—	—
Offering costs for preferred shares charged to paid-in capital	—	(0.16)	—	—	—
Offering costs for common shares charged to paid-in capital	(0.04)	—	—	—	—

Total Fund share transactions	(0.76)	(0.15)	—	—	—

Net Asset Value Attributable to Common Shareholders, End of Period	$8.51	$8.47	$7.76	$6.21	$8.03

NAV total return †	8.80%	9.15%	24.96%	(22.03)%	1.00%

Market value, end of period	$7.14	$7.08	$6.70	$5.01	$7.09

Investment total return ††	6.68%	5.67%	33.73%	(28.63)%	(10.75)%

	Year Ended December 31,				Period Ended December 31,
	2011	2010	2009	2008	2007 (c)
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$125,576	$101,440	—	—	—
Net assets attributable to common shares, end of period (in 000’s)	$95,576	$71,440	$65,750	$52,622	$68,069
Ratio of net investment income/(loss) to average net assets attributable to common shares	(0.44)%	(0.65)%	(0.72)%	(0.94)%	0.56	%(d)
Ratio of operating expenses to average net assets attributable to common shares	2.22%	2.11%	2.04%	2.41%	1.97	%(d)
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.66%	1.82%	—	—	—
Portfolio turnover rate	66.2%	45.2%	55.7%	122.0%	26.7	%†††

Preferred Shares:
5.760% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$30,000	$30,000	—	—	—
Total shares outstanding (in 000’s)	1,200	1,200	—	—	—
Liquidation preference per share	$25.00	$25.00	—	—	—
Average market value (b)	$26.34	$25.35	—	—	—
Asset coverage per share	$104.65	$84.53	—	—	—
Asset coverage	419%	338%	—	—	—

†	Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 60.6%.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Based on weekly prices.
(c)	The Gabelli Healthcare & WellnessRx Trust commenced investment operations on June 28, 2007.
(d)	Annualized.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” The Fund may also use the proceeds to redeem or repurchase existing series of preferred shares, in whole or in part. See “Use of Proceeds” in the Prospectus Supplement for a discussion of whether the Fund expects to use the proceeds from the offering to redeem or repurchase existing series of preferred shares, in whole or in part.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 20, 2007, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund commenced investment operations on June 28, 2007. The Fund’s principal office is located at One Corporate Center, Rye, New York, 10580-1422 and its telephone number is (800) 422-3554.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this registration statement, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers, including issuers in emerging markets. The Fund’s investment objective is “fundamental” and therefore may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Except as expressly stated herein, none of the Fund’s policies are fundamental and may be modified by the Board without shareholder approval.

The Fund will invest primarily in equity securities of companies in the healthcare and wellness industries. However, the Fund may also invest in debt securities of any quality, any maturity and any duration of such companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities or when the Fund is temporarily in a defensive position. The remaining 20% of the Fund’s assets may be invested in other securities, including stocks, debt obligations (such as U.S. Treasury securities) and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. These factors may change rapidly. The Fund emphasizes quality in selecting healthcare and wellness investments, and looks for companies that have sound financial structures and identifiable growth prospects. Believing that demographic trends will affect global market opportunities, the Fund intends to position itself to take advantage of these trends.

The Fund may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

The Fund may invest without limitation in securities of foreign issuers, which generally are denominated in foreign currencies, and may include issuers in emerging markets. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

The average duration and average maturity of the Fund’s investments in debt securities will vary from time to time depending on the views of the Investment Adviser. Duration is a mathematical calculation of the average life of a bond that serves as a measure of its price risk. Each year of duration represents an expected 1% change in the value of a debt security for every 1% immediate change in interest rates. See “Risk Factors and Special Considerations—Fixed Income Securities—Duration and Maturity Risk.”

No assurance can be given that the Fund’s investment objective will be achieved.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

The Fund’s investment objective of long term growth of capital is a fundamental policy of the Fund. The Fund’s policy of concentration in companies in the healthcare and wellness industries is also a fundamental policy of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class).

Certain Investment Practices

Special Situations. Although the Fund typically invests in the securities of companies on the basis of fundamental value, the Fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by the Investment Adviser to possess “special situation” characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

Temporary Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, including U.S. Treasury securities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods, the Fund may also invest in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may not achieve its investment objective.

Options. On behalf of the Fund, the Investment Adviser may, subject to the guidelines of the Board and SEC or staff guidance and any other applicable regulatory authority, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of its total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government obligations (as defined under “Investment Restrictions”) or other high-grade short term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, it will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

Futures Contracts and Options on Futures. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option, the Fund will segregate or “earmark” cash, U.S. government securities or other liquid assets equal to the full notional value of the underlying security due in sold put options (less any margin on deposit). The Fund also reserves the right to instead cover its obligation by either purchasing a put option on the same reference asset with a strike price that equals or is higher than the strike price of the put option sold or selling short the instruments or currency underlying the put option at the same or higher price than the strike price of the put option. In the event the Fund enters into long futures contracts, the Fund will segregate or “earmark” cash, U.S. government securities or other liquid assets in an amount equal to the full notional value of the contract (less any margin on deposit). For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established. These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

The Investment Adviser has claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indices and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser were required to register as a CPO with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the obligations of the Fund with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, losses of the Fund from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Swaps. The Fund may enter into total rate of return, credit default, interest rate or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the underlying collateral will decline. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases will not be able to vote on matters related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such an arrangement. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions constructing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Dealing in forward currency exchange by the Fund will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Custodian or sub-custodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund’s commitment with respect to the forward contract.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the

Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract by the Fund for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Asset Segregation Risk. The Fund will comply with guidelines established by the SEC with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Restricted and Illiquid Securities. The Fund may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the liquidity of the Fund.

The Board has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board, the function of determining and monitoring the liquidity of particular Rule 144A securities under the Securities Act of 1933 Act, as amended (the “Securities Act”).

Leverage. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing (i) shares, such as preferred shares, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such shares and (ii) indebtedness, such as notes, so long as immediately following such issuance of indebtedness, its total assets exceed 300% of the amount of such indebtedness. The use of leverage magnifies the impact of changes in NAV. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in NAV for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund.

Additionally, the Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus and in the SAI. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common stock.

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). The Fund’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). High portfolio turnover may also result in the realization of substantial net short term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for United States federal income tax purposes. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2015 and 2016 were 52.4% and 31.7%, respectively.

Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Industry Concentration Risks

The Fund is concentrated in the healthcare and wellness industries. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. As a result of investing a significant portion of its assets in companies in the healthcare and wellness industries, the value of the Fund’s shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, changes in government subsidy and reimbursement levels, the governmental approval process, rapid obsolescence of products and services and patent expirations. The Investment Adviser believes that certain healthcare and wellness related companies could experience growth as a result of demographic changes and the Fund intends to focus on companies that will benefit from these demographic trends. However, certain of these companies may be less able to anticipate demographic trends and investments in these companies would not be likely to perform as well as investments in those that do.

Long Term Objective

The Fund seeks long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to exploit short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder’s investment objectives when considering an investment in the Fund.

Tax Status

To qualify as a “regulated investment company,” or “RIC,” for purposes of the Code, the Fund has in the past conducted and intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify as a “regulated investment company,” among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:

•	not more than 25% of the market value of its total assets will be invested in the securities (other than United States government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the Fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

•	at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.

See “Tax Status.”

Market Value and Net Asset Value

The Fund is a diversified, closed-end management investment company. Shares of closed-end investment companies often trade at a discount from NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The Investment Adviser cannot predict whether the Fund’s shares will trade at, below or above NAV. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their Fund shares on the NYSE or other markets on which such shares may trade at the then-current market value, which may differ from the then current NAV.

Equity Risk

Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Foreign Securities

There is no limitation on the amount of foreign securities, including emerging market securities, in which the Fund may invest. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income that the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers, including emerging market issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Value Investing Risk

The Fund focuses its investments on the securities of companies that the Investment Adviser believes to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Smaller Companies

The Fund may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market, or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Fixed Income Securities

Fixed income securities in which the Fund may invest are generally subject to the following risks:

•	Interest Rate Risk. The market value of bonds and other fixed-income or dividend paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income or dividend paying securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and the Federal Reserve’s indication that it may raise the federal funds rate in the near future.

•	Issuer Risk. Issuer risk is the risk that the value of an income or dividend paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer, and the value of the assets of the issuer.

•	Credit Risk. Credit risk is the risk that one or more income or dividend paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

•	Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income or dividend paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

•	Duration and Maturity Risk. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long term interest rates to short term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

•	Liquidity Risk. Certain fixed income securities in which the Fund invests may be or become illiquid. See “Risk Factors and Special Considerations – Restricted and Illiquid Securities.”

Lower Grade Securities

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.

In addition, the market value of lower securities is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of securities of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issuer to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Special Risks of Derivative Transactions

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options, futures or swaps markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, swaps contracts, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it may not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund may have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Swaps Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts, swaps contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume.

Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

See “Risk Factors and Special Considerations – Futures Transactions.”

Futures Transactions

The Fund may make investments in futures and options on futures. Risks include, but are not limited to, the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

For a further description, see “Investment Objective and Policies – Investment Practices” in the SAI.

Swap Agreements

Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund’s ability to use swap agreements. The swap market currently is largely unregulated. It is possible that developments in the swap market, including potential significant government regulation as a result of the Dodd-Frank Act or otherwise, could adversely affect the Fund’s ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

Forward Currency Exchange Contracts

The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see “Investment Objective and Policies – Investment Practices” in the SAI.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Special Risks Related to Fund Investments in Preferred Securities

There are special risks associated with the Fund’s investing in preferred securities, including:

•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

•	Phantom Income. Some preferred securities are classified as debt for U.S. federal income tax purposes.

Special Risks for Holders of Subscription Rights

The issuance of subscription rights to purchase our common shares may substantially dilute the aggregate NAV of the common shares owned by shareholders who do not fully exercise their rights in the offering. Shareholders who do not exercise their rights to purchase common stock will own a smaller proportional interest in the Fund than they did before the offering. In the case of subscription rights for preferred shares, there is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights for the preferred shares. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of preferred shares or common shares issued may be reduced, and the preferred shares or common shares may trade at less favorable prices than larger offerings for similar securities.

Asset Segregation Risk

The Fund will comply with guidelines established by the SEC with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Turnover

The Fund may have a high turnover ratio which may result in higher expenses and lower after-tax return to shareholders than if the Fund had a lower turnover ratio.

Interest Rate Transactions

The Fund may enter into an interest rate swap or cap transaction. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk.

Dependence on Key Personnel

The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Libya, Syria and other countries in the Middle East and North Africa, terrorist attacks in the U.S., Europe and elsewhere around the world, social and political discord and uncertainty, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EMU or the European Union (such as the United Kingdom), among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk

The U.S. government and certain foreign governments and their regulatory agencies or self-regulatory organizations have in the past taken, and may in the future take, legislative and regulatory actions that may affect the Fund, its securities and/or the Fund’s investments. Such legislation or regulation may change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. The Dodd-Frank Act, signed into law by President Obama on July 21, 2010, contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see “—Dodd-Frank Act Risk” above), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Adviser and the Fund. The Investment Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Adviser and the Fund may be affected by governmental action in ways that are unforeseeable.

Additionally, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

The change in presidential administration could significantly impact the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and Financial Stability Oversight Council, and renewed proposals to separate banks’ commercial and investment banking activities. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have an adverse effect on the Fund and its ability to achieve its investment objective.

Leverage Risk

The Fund currently uses, and intends to continue to use, leverage for investment purposes by issuing preferred shares. “Leverage” for these purposes means the ratio by which the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate involuntary liquidation preference of the Fund’s preferred shares bears to the Fund’s total assets. As of September 30, 2017, the amount of leverage represented approximately 23% of the Fund’s total assets. Any preferred shares issued in the future will have the same seniority with respect to distributions and liquidation preference as the Series A Preferred and the Series B Preferred. Preferred shares have seniority over common shares.

The Fund’s use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies.

•	Preferred Share Risk. The issuance of preferred shares causes the NAV and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings (if any) on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by any rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

•	Special Risks to Holders of Fixed Rate Preferred Shares

Illiquidity Prior to Exchange Listing. Prior to the offering, there will be no public market for any additional series of Fixed Rate Preferred Shares. In the event any additional series of Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on a national securities exchange, which is expected to be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

•	Special Risks to Holders of Notes. There may not be an established market for our notes. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

•	Special Risks to Holders of Notes and Preferred Shares

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund may return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices. See “Risk Factors and Special Considerations — Common Share Distribution Policy Risk.”

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares or notes, if desired; however, it is not required to do so and may issue preferred shares or notes without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares or notes. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry within the meaning of such rating agencies’ over-collateralization tests. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the notes or preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares or notes, we may alter our portfolio or redeem all or a portion of the preferred shares or notes that are then redeemable under certain circumstances.

•	Special Risks of Notes to Holders of Common Shares. If the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the notes. Holders of notes may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund’s trustees.

•	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

•	Impact on Common Shares. Assuming that leverage will (1) be equal in amount to approximately 23% of the Fund’s total net assets, and (2) charge interest or involve dividend payments at a projected blended annual average leverage dividend or interest rate of 5.58%, then the annual return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately 1.3% of the Fund’s total net assets in order to cover such interest or dividend payments and other expenses specifically related to leverage. These numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 23% of the Fund’s total assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 5.58%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.03% of the Fund’s net assets attributable to common shares.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(14.96)%	(8.47)%	(1.97)%	4.52%	11.01%

Common share total return is composed of two elements — the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments. The Fund’s shares are leveraged and the risks and special considerations related to leverage described in this prospectus apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Potential Dilution in Rights Offerings

To the extent that the Fund engages in a rights offering, shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder also may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. Specifically, if the subscription price per share is below the NAV per share of the Fund’s shares on the expiration date of the rights offering, a shareholder will experience an immediate dilution of the aggregate NAV of their shares if the shareholder does not participate in the offering and the shareholder will experience a reduction in the NAV per share of their shares whether or not the shareholder participates in the offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise his or her subscription rights because the Fund does not know what the NAV per share will be when a rights offering expires or what proportion of the rights will be exercised.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding common shares of the Fund, may increase their percentage ownership of the Fund through the exercise of the primary subscription and any over-subscription privilege.

Common Share Distribution Policy Risk

The Fund has adopted a policy, which may be changed at any time by the Board, of paying distributions on its common shares of $0.13 per share per quarter. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits. For the fiscal year ended December 31, 2016, the Fund made distributions of $0.52 per common share, of which none was deemed a return of capital. The Fund has made quarterly distributions with respect to its common shares since June 2012. A portion of the distributions to holders of common shares during one of the ten fiscal years since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Anti-Takeover Provisions of the Fund’s Governing Documents

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Temporary Investments

During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities, including U.S. Treasury securities, and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares voting together as a single class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from a credit rating agency on its preferred shares. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

MANAGEMENT OF THE FUND

General

The Fund’s Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser, under the supervision of the Fund’s Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

The Investment Adviser

The Investment Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $23.8 billion as of September 30, 2017. The Investment Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments, and The GAMCO Mathers Fund, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $19.2 billion as of September 30, 2017; Teton Advisors, Inc. and its wholly owned investment adviser, Keeley Teton Advisors, LLC, with assets under management of approximately $3.6 billion as of September 30, 2017, act as investment advisers to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a majority-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.5 billion as of September 30, 2017; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $26 million as of September 30, 2017. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc., as of September 30, 2017. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Associated Capital.

The Investment Adviser has sole investment discretion for the Fund’s assets under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the NAV and allocated costs of the chief compliance officer function and officers of the Fund who are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive-based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the independent registered public accounting firm’s services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and distribution disbursing agent, SEC fees, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, and places orders to purchase and sell securities on behalf of the Fund and manages the Fund’s other business and affairs, all subject to the supervision and direction of the Board. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to its shareholders, tax returns and supervising the calculation of the NAV of its shares. All expenses of computing the Fund’s NAV, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund’s investment portfolio, will be an expense of the Fund under the Investment Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal year 2016, the Fund reimbursed the Investment Adviser $45,000 in connection with the cost of computing the Fund’s NAV.

The Investment Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and payable monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of the week with the net assets at the end of the prior week. The fee paid by the Fund may be higher when leverage (e.g., in the form of preferred shares, notes or borrowings) is utilized, giving the Investment Adviser an incentive to utilize such leverage. Because the management fees are based on a percentage of average weekly net assets that includes assets attributable to the Fund’s use of leverage in the form of preferred shares, notes or money borrowed, the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of such leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Investment Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Board or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement is available in the Fund’s semiannual report to shareholders for the six months ended June 30, 2017.

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to G.research, LLC (“G.research”), an affiliate of the Fund, or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Management

Mario J. Gabelli, CFA, is currently and has been responsible for the day to day management of the Fund since its inception. Mr. Gabelli serves as Chairman and Chief Executive Officer of GAMCO Investors, Inc., Chief Investment Officer — Value Portfolios for GBL, the Investment Adviser and GAMCO Asset Management Inc. (“GAMCO”), Chief Executive Officer and Chief Investment Officer of GGCP, Executive Chairman of Associated Capital, and a director or officer of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli fund family (“Gabelli/GAMCO Fund Complex” or “Fund Complex”). Because of the diverse nature of Mr. Gabelli’s responsibilities, he will devote less than all of his time to the day to day management of the Fund. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer, a Managing Director of GBL and Co-Chief Investment Officer of GBL’s Value team, became a portfolio manager of the Fund in July 2013. Mr. Dreyer joined GBL in 2005 as a research analyst. He currently manages several funds within the Gabelli/GAMCO Fund Complex and serves as a portfolio manager on GAMCO’s institutional and high net worth separate accounts team. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined GBL as a research analyst in 2003 and has focused on companies in the cardiovascular, healthcare services, and pharmacy benefits sectors, among others. He currently manages several funds within the Gabelli/GAMCO Fund Complex for the Investment Adviser and serves as a portfolio manager on GAMCO’s institutional and high net worth separate accounts team. In addition, he serves as portfolio manager for Gabelli Securities, Inc. and its Medical Opportunities Fund, a healthcare focused partnership. Mr. Jonas was a Presidential Scholar at Boston College, where he received his Bachelor’s degree in Finance and Management Information Systems.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

Non-Resident Trustee

Mr. Anthonie C. van Ekris is not a U.S. resident and substantially all of his assets may be located outside of the United States. Mr. van Ekris does not have agents for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon Mr. van Ekris within the United States or to realize judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the court of the jurisdiction in which Mr. van Ekris resides.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations that do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser, GAMCO Asset Management Inc., and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion but less than $15 billion, 0.01% of the aggregate average net assets in excess of $15 billion but less than $20 billion and 0.008% of the aggregate average net assets in excess of $20 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income and net realized capital gains to shareholders at year end. The Fund will pay common shareholders at least 90% of its investment company taxable income each taxable year. As the Fund is covered by an exemption from the 1940 Act which allows the Board to implement a managed distribution policy, the Fund has adopted a managed distribution policy, which may be modified at any time by the Board. Because the Fund’s distribution policy may be changed by the Board at any time and the Fund’s income will fluctuate, there can be no assurance that the Fund will pay dividends or distributions at a particular rate. See “Dividends and Distributions” in the SAI.

In the event the Fund distributes amounts in excess of its current and accumulated earnings and profits, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it is disadvantageous to do so.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

ISSUANCE OF COMMON SHARES

During the twelve months ended December 31, 2016, the Fund did not have any transactions in common shares of beneficial interest. G.research, an affiliate of Gabelli Funds, LLC, the Fund’s Investment Adviser, may act as dealer-manager for future offerings.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Plan. The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to NAV.

All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Healthcare & WellnessRx Trust

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds NAV at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares, valued at the greater of (i) the NAV as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the NAV of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at NAV if, following the commencement of such purchases, the market value of the common shares exceeds the then current NAV.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the Fund’s common shares, preferred shares, subscription rights and notes. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the shares, please refer to the actual terms of the Trust, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights.

Common Shares

The Fund is a diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board, which also has the authority without shareholder approval to establish the designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions of each such class and series. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The Board has authorized issuance of an unlimited number of common shares and preferred shares. When issued, in accordance with the terms thereof, the common shares will be fully paid and non-assessable. All common shares are equal as to distributions, assets and voting privileges. Common shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

Offerings of shares require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common shareholders. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the common shares of the Fund as described below.

The Fund’s common shares are listed on the NYSE under the symbol “GRX.” The average weekly trading volume of the common shares on the NYSE during the year ended December 31, 2016, was 47,656 shares.

The Fund’s NAV per share will be reduced immediately following the offering of common shares by the amount of the offering expenses paid by the Fund. Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Over the Fund’s ten year history, the range fluctuated from a 39.9% premium in July 2007 to a 31.9% discount in October 2008. As of September 30, 2017, the Fund trades at an approximate 12.2% discount to its NAV. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels, dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund is a closed-end, management investment company and, as such, its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has determined that such repurchase may be made when the common shares are trading at a discount of 10% (or such other percentage as the Board may determine from time to time) or more from NAV. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund’s senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC.

When the Fund repurchases its common shares for a price below its NAV, the NAV of the common shares that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund’s remaining outstanding common shares will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of common shares will reduce the net income of the Fund.

Subject to the rights of the outstanding preferred shares, the Fund’s common shareholders vote as a single class to elect the Fund’s Board and on additional matters with respect to which the 1940 Act, the Fund’s Governing Documents or resolutions adopted by the Trustees provide for a vote of the Fund’s common shares. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Shareholders whose common shares are registered in their own name will have all distributions reinvested pursuant to the Plan. For a more detailed discussion of the Plan, see “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

Book Entry

The common shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares

Currently, an unlimited amount of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of the holders of the Fund’s common shares. As of September 30, 2017, the Fund had 1,200,000 shares of Series A Preferred and 1,481,443 shares of Series B Preferred outstanding.

At all times, holders of the Fund’s preferred shares outstanding, voting as a single class, will be entitled to elect two members of the Board, and holders of the preferred shares and common shares, voting as a single class, will elect the remaining trustees. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Distributions on the Series A Preferred accumulate at an annual rate of 5.76% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Fund’s outstanding Series A Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) through the date of redemption at the option of the Fund at any time. The Series A Preferred is listed and traded on the NYSE under the symbol “GRX PrA.”

Distributions on the Series B Preferred accumulate at an annual rate of 5.875% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Fund’s outstanding Series B Preferred is redeemable at the liquidation preference plus unpaid dividends (whether or not earned or declared) through the date of redemption at the option of the Fund following the expiration of the five year call protection on September 24, 2019. The Series B Preferred is listed and traded on the NYSE under the symbol “GRX PrB.”

If the Fund issues any additional series of preferred shares, it will pay dividends to the holders of the preferred shares at a fixed rate, which may be reset after an initial period, as described in the Prospectus Supplement accompanying each preferred shares offering.

The following table shows (i) the classification of shares, (ii) the number of shares authorized in each class and (iii) the number of shares outstanding in each class as of September 30, 2017.

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	unlimited	19,808,764
Series A Preferred	unlimited	1,200,000
Series B Preferred	unlimited	1,481,443

As of September 30, 2017, the Fund did not hold any shares for its account.

Upon a liquidation, each holder of preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other class of shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of preferred shares ranks on a parity with all other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and is junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the preferred shares.

Rating Agency Guidelines. New issuances of preferred shares are currently expected to be issued with a specified rating by a nationally recognized statistical rating organization. To the extent the Fund seeks a rating agency for its preferred shares, the Fund expects that it will be required under Moody’s (or other rating agency) guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, with respect to the separate guidelines Moody’s has established for determining discounted value. To the extent any particular portfolio holding does not satisfy the rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund’s common shares) less (ii) the Fund’s (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1,” “VMIG-1” or “MIG-1” by Moody’s, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund’s liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under “Redemption.”

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody’s (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.

Among the modifications or amendments of the statements of preferences that would not be held to adversely affect the rights and preferences of the preferred shares would be the following:

•	a modification of the definition of the maximum rate to increase the percentage amount by which the applicable LIBOR rate or treasury index rate is multiplied to determine the maximum rate or increase the spread added to the applicable LIBOR rate or treasury index rate; or

•	a modification of the calculation of the adjusted value of the Fund’s eligible assets or the basic maintenance amount (or of the elements and terms of each of them or the definitions of such elements or terms).

As described by Moody’s, the ratings (if any) assigned to each series of preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each of the preferred shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines apply to each series of preferred shares, only so long as such rating agency is rating such series at the request of the Fund. The Fund pays fees to Moody’s, and will pay fees to any other rating agency, for rating the preferred shares.

Asset Maintenance Requirements. In addition to the requirements summarized under “Rating Agency Guidelines” above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund will be required under the statement of preferences of each series of preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or shares, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage.

Distributions. In connection with the offering of one or more additional series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a constant fixed rate or a fixed rate that changes after an initial period (e.g., one year). Holders of such Fixed Rate Preferred Shares will be entitled to receive, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

Restrictions on Dividends and Other Distributions for the Preferred Shares

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•	the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “Rating Agency Guidelines” and “Asset Maintenance Requirements.”

No full distribution will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Redemption

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days following such failure; or

•	the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the statement of preferences of each existing series of preferred shares or the Prospectus Supplement accompanying the issuance of any additional series of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by as great as 105% of the rating agency asset coverage.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of its Governing Documents, the 1940 Act and Delaware law, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If fewer than all shares of a series of preferred shares are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares. Fixed Rate Preferred Shares are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under “Redemption Procedures” and the limitations of its Governing Documents, the 1940 Act and Delaware law.

Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), nor more than 60 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accrue on such redemption date, (vii) the provision of the statement of preferences for the applicable series of preferred shares, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of preferred shares will not have the right to redeem any of their shares at their option, unless specifically provided in the Governing Documents.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

Except as otherwise stated in this Prospectus, specified in the Fund’s Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class. In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable statement of preferences creating such shares, then the number of Trustees constituting the Board will be adjusted such that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so adjusted. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than thirty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

So long as any preferred shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the preferred shares outstanding at the time, and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the applicable statement of preferences, so as to in the aggregate adversely affect any of the rights and preferences set forth in any statement of preferences with respect to such preferred shares. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred shares are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which in the aggregate adversely affect the rights and preferences expressly set forth in the applicable statement of preferences with respect to such shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote of the holders of at least a majority of the preferred shares of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class to the extent its rights are affected differently). Unless a higher percentage is required under the Governing Documents or applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class. The phrase “vote of the holders of a majority of the outstanding preferred shares” (or any like phrase) means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the preferred shares present at such meeting, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of the outstanding preferred shares, whichever is less. The class vote of holders of preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of common shares, and any other preferred shares, voting together as a single class, that may be necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Governing Documents or the issuance of additional shares of any series of preferred shares pursuant to the Governing Documents shall not in and of itself be considered to adversely affect the rights and preferences of the preferred shares.

The applicable statement of preferences, including the calculation of the elements and definitions of certain terms of the rating agency guidelines, may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in, or the withdrawal of, a rating of the preferred shares by any rating agency then rating the preferred shares at the request of the Fund, as the case may be, and are in the aggregate in the best interests of the holders of preferred shares.

The foregoing voting provisions will not apply to any series of preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares

So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are shares, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Governing Documents and applicable law, and in the best interest of existing common shareholders.

Book Entry. Fixed Rate Preferred Shares sold through this offering will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of such shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights.

Subscription Rights

General. We may issue subscription rights to holders of our (i) common shares to purchase common or preferred shares or (ii) preferred shares to purchase preferred shares (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common or preferred shares, we would distribute certificates or other documentation evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement is expected to describe the following terms of the subscription rights in respect of which this Prospectus is being delivered:

•	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the underwriter or distributor, if any, of the subscription rights and any associated underwriting fees or discounts applicable to the purchases of the rights;

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share or preferred share;

•	the terms of the preferred shares, if any, for which a holder of such rights may subscribe;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. A certain number of subscription rights would entitle the holder of the subscription right(s) to purchase for cash (or, for preferred shares, outstanding preferred shares or a combination of cash and outstanding preferred shares) such number of common shares or preferred shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement, subject to any extension. After the close of business on the expiration date, all unexercised subscription rights would become void. Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the subscription rights agent, or any other office indicated in the Prospectus Supplement, the common shares or preferred shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Notes

General. Under applicable state law and our Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act and any applicable rating agency guidelines. New issuances of notes are currently expected to be issued with a specified rating by a nationally recognized statistical rating organization.

Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A Prospectus Supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a Prospectus Supplement are expected to include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	the credit rating of the notes, if any; and

•	any other terms of the securities.

Interest. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it may trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Notes

Any one of the following events may constitute an “event of default” for a series of notes under the indenture or other governing document relating to the notes. The Prospectus Supplement will describe the actual “events of default” for any notes issued. The events noted below are for illustrative purposes only:

•	default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of notes at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the indenture or other governing document, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar law;

•	if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series of notes, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Fund, then (after any payments with respect to any secured creditor of the Fund outstanding at such time) the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Investment Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with the Fund. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. The notes generally will have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the indenture or other governing document relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or other borrowings (if any), note holders may be granted voting rights in the event of default in the payment of interest on or repayment of principal. In the event the Fund fails to maintain 100% asset coverage of any notes outstanding for a period of time (generally 12 consecutive calendar months), the holders of the notes will have the right to elect a majority of the Fund’s trustees.

Market. Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a Prospectus Supplement. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with adequate liquidity.

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, or (iii) the ability of the Fund’s trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s trustees expires each year, one class of the Fund’s trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See “Trustees. and Officers.” A trustee of the Fund may be removed with cause by a majority of the remaining Trustees and, without cause, by two-thirds of the remaining Trustees or by no less than two-thirds of the aggregate number of votes entitled to be cast for the election of such Trustee. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund’s assets, dissolution, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	the merger or consolidation of the Fund with or into certain other entities;

•	the issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

•	the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000); and

•	the purchase of the Fund’s common shares by the Fund from any other person or entity if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund.

However, such vote would not be required when, under certain conditions, the Board approves the transaction. Reference is made to the Governing Documents on file with the SEC, for the full text of these provisions.

In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Board of Trustees has authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees).

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The Governing Documents of the Fund are on file with the SEC. For access to the full text of these provisions, see “Additional Information.”

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other shares at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund’s shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has authorized common share repurchases to be made when the Fund’s common shares are trading at a discount from NAV of 10% or more (or such other percentage as the Board may determine from time to time) or more from NAV. Although the Board has authorized such repurchases, and the Fund will consider repurchases when its common shares are trading at such a discount from NAV, the Fund is not required to repurchase its common shares. The Board has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interests in the Fund. Shares repurchased by the Fund will be retired and will not be available for reissuance.

The Fund may issue preferred shares or incur debt to finance share repurchase transactions. While the Fund may incur debt to finance common share repurchases, such debt financing would require further approval of the Board, and the Fund does not currently intend to incur debt to finance common share repurchases. The Prospectus Supplement for an offering of preferred shares or notes issued in whole or in part for the purpose of financing share repurchase transactions will provide, in addition to the terms of such offering, the maximum amount of preferred shares or debt, as applicable, that may be incurred for such purpose. Any gain in the value of the investments of the Fund during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the NAV of the Fund’s shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Fund would cause the NAV of the Fund’s shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gains but at the same time increases exposure to capital risk. See “Risk Factors and Special Considerations—Leverage Risk.”

The Fund considers the potential impact on NAV and the Fund’s expense ratio when repurchasing common shares. When the Fund repurchases its common shares for a price below NAV, the NAV of the common shares that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Fund. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio, as well as its portfolio turnover rate and transaction costs in the event that portfolio holdings are liquidated to finance share repurchases. Common share repurchases also may affect the Fund’s ability to achieve its investment objective and could impact the Fund’s ability to qualify as a regulated investment company under the Code.

The Fund does not currently have an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board will decide to make any such tender offers in the future, or, if undertaken, that they will reduce any market discount.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to (i) its common shareholders to purchase common shares or preferred shares or (ii) its preferred shareholders to purchase preferred shares. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

NET ASSET VALUE

The NAV of the Fund’s shares is computed based on the market value of the securities it holds and determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by one or more pricing services approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Board.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have had more than a minimal effect on the Fund’s NAV per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

LIMITATION ON TRUSTEES’ AND OFFICERS’ LIABILITY

The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

TAXATION

The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No attempt is made to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify annually, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund generally will not be subject to federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short term capital gain over net long term capital loss and other taxable income, other than any net long term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to common shareholders, and (ii) under certain circumstances to partially redeem the preferred shares in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund’s assets relative to its outstanding senior securities, under certain circumstances redemption of the preferred shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss and taking into account certain deferrals and elections) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Taxation of Shareholders

Distributions paid to investors by the Fund from its investment company taxable income which includes the excess of net short term capital gains over net long term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to investors as ordinary income to the extent of the earnings and profits of the Fund. Such distributions (if reported by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the income of the Fund consists of dividend income from U.S. corporations, and (ii) as qualified dividend income eligible for the reduced maximum federal tax rate to individuals of 15% for those with incomes below approximately $418,000 ($471,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with any income above those amounts that is net long term capital gain or qualified dividend income, and 0% at certain income levels to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions made to investors from an excess of net long term capital gains over net short term capital losses (“capital gain dividends”), including capital gain dividends credited to investors but retained by the Fund, are taxable to investors as long term capital gains if they have been properly designated by the Fund, regardless of the length of time investors have owned shares of the Fund. The maximum federal income tax rate on net long term capital gain of individuals is 15% for those with incomes below approximately $418,000 ($471,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with any income above those amounts that is net long term capital gain or qualified dividend income, and 0% at certain income. Distributions in excess of the earnings and profits of the Fund will first reduce the adjusted tax basis of shares held by an investor and, after such adjusted tax basis is reduced to zero, will constitute capital gains to investors (assuming the shares are held as a capital asset). Generally, by February 15 of each year, the Fund (or your financial intermediary) will provide investors with a notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions paid during the previous calendar year.

The sale, exchange, redemption or other disposition of shares of the Fund will generally result in capital gain or loss to an investor, and will be long term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by an investor. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long term and short term capital gains of corporations at the rates applicable to ordinary income.

If the Fund pays a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by the Fund and received by shareholders not later than December 31 of the year in which the distribution was declared.

The Fund is required in certain circumstances to backup withhold at a 28% rate on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to investors may be refunded or credited against an investor’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to other U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to U.S. tax withholding at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding federal, state, local and foreign tax considerations.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interests, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A 30% withholding tax will be imposed on U.S.-source dividends paid and redemption proceeds and certain capital gain dividends paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Taxation of Holders of Preferred Shares

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the preferred shares at any time in the future, the Fund believes that under present law the preferred shares will constitute stock of the Fund and distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares that are treated as exchanges of stock under section 302(b) of the Code) thus will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described above). The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the preferred shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the preferred shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of preferred shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

Distributions of net capital gain that are reported by the Fund as capital gain dividends will be treated as long term capital gains in the hands of holders regardless of the holders’ respective holding periods for their preferred shares. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and the preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and the preferred shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

Shareholders will be notified annually as to the federal tax status of distributions.

A redemption (including a redemption resulting from liquidation of the Fund), if any, of the preferred shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of common shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Conclusion

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

BNY Mellon, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Fund may be held by sub-custodians approved by the Board in accordance with the regulations of the SEC. Selection of any such sub-custodians will be made by the Board following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the sub-custodians are located, and risks of potential nationalization or expropriation of assets of the Fund.

Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Plan and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare also serves as the Fund’s transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred and the Series B Preferred.

PLAN OF DISTRIBUTION

We may sell the shares, being offered hereby in one or more of the following ways from time to time:

•	to underwriters or dealers for resale to the public or to institutional investors;

•	directly to institutional investors;

•	directly to a limited number of purchasers or to a single purchaser;

•	through agents to the public or to institutional investors; or

•	through a combination of any of these methods of sale.

The Prospectus Supplement with respect to each series of securities will state the terms of the offering of the securities, including:

•	the offering terms, including the name or names of any underwriters, dealers or agents;

•	the purchase price of the securities and the net proceeds to be received by us from the sale;

•	any underwriting discounts or agency fees and other items constituting underwriters’ or agents’ compensation, which compensation for any sale will in no event exceed 8% of the sales price;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchange on which the securities may be listed.

If we use underwriters or dealers in the sale, the securities will be acquired by the underwriters or dealers for their own account and may be resold from time to time in one or more transactions, including;

•	negotiated transactions;

•	at a fixed public offering price or prices, which may be changed;

•	at market prices prevailing at the time of sale;

•	at prices related to prevailing market prices; or

•	at negotiated prices.

Sales of our common or preferred shares may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined under Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

If indicated in an applicable Prospectus Supplement, we may sell the securities through agents from time to time. The applicable Prospectus Supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Commissions for any sale will in no event exceed 8% of the sales price. Generally, any agent will be acting on a best efforts basis for the period of its appointment. We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the applicable Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The delayed delivery contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement, and the applicable Prospectus Supplement will set forth any commissions we pay for solicitation of these delayed delivery contracts.

Offered securities may also be offered and sold, if so indicated in the applicable Prospectus Supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more remarketing firms, acting as principals for their own accounts or as agents for us. Any remarketing firm will be identified and the terms of its agreements, if any, with us and its compensation will be described in the applicable Prospectus Supplement.

Agents, underwriters and other third parties described above may be entitled to indemnification by us against certain civil liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, underwriters and such other third parties may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

Each series of securities will be a new issue of securities and will have no established trading market other than our common shares and Preferred Shares, which are listed on the NYSE. Any common shares sold will be listed on NYSE, upon official notice of issuance. The securities, other than the common shares, may or may not be listed on a national securities exchange. Any underwriters to whom securities are sold by us for public offering and sale may make a market in the securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Fund, in connection with the offering of the Fund’s shares. Counsel for the Fund will rely, as to certain matters of Delaware law, on Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares, Series A Preferred and Series B Preferred are listed on the NYSE under the symbols “GRX,” “GRX PrA” and “GRX PrB,” respectively. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York, 10005.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of November 28, 2017 has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

No dealer, salesperson or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

$200,000,000

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

Common Shares of Beneficial Interest

Preferred Shares of Beneficial Interest

Subscription Rights to Purchase Common Shares of Beneficial Interest

Subscription Rights to Purchase Preferred Shares of Beneficial Interest

Notes

PROSPECTUS

November 28, 2017

The information in this Prospectus Supplement is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2017

Filed Pursuant to Rule 497(c)

Registration Statement No. 333-217151

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

PROSPECTUS SUPPLEMENT

(To Prospectus dated [●], 2017)

Shares

Common Shares of Beneficial Interest

We are offering for sale [●] of our common shares. Our common shares are listed on the New York Stock Exchange under the symbol “GRX.” On [●], the last reported net asset value per share of our common shares was $[●] and the last reported sales price per share of our common shares on the NYSE was $[●]. Shares of our 5.76% Series A Cumulative Preferred Shares (the “Series A Preferred Shares”) and 5.875% Series B Cumulative Preferred Shares (the “Series B Preferred Shares”) are traded on the NYSE under the symbol “GRX PrA” and “GRX PrB,” respectively. On [●], the last reported sales prices per share of Series A Preferred Shares was $[●].

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this Prospectus, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

[Sales of our common shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.]

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objectives will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Investing in common shares involves certain risks that are described in the “Risk Factors and Special Considerations” section beginning on page 30 of the accompanying Prospectus.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share			Total (1)
Public offering price	$	[●	]	$	[●	]

Underwriting discounts and commissions	$	[●	]	$	[●	]

Proceeds, before expenses, to us	$	[●	]	$	[●	]

(1)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[●], which represents approximately $[●] per share.

The underwriters may also purchase up to an additional [●] common shares from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 30 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $[●] and the total underwriting discounts and commissions would be $[●]. The underwriters are expected to deliver the common shares in book-entry form with The Depository Trust Company on or about [●],[●].

            , 2017

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Healthcare & WellnessRx Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (the “SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in our common shares.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including preferred share offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[●	]%
Offering Expenses (as a percentage of offering price)	[●	]%
Dividend Reinvestment Plan Fees	None	(1)
Voluntary Cash Purchase Plan Purchase Transaction Fee	$0.75	(1)
Voluntary Cash Purchase Plan Sale Transaction Fee	$2.50	(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	[●	]%(2)
Interest on Borrowed Funds	[●	]
Other Expenses	[●	]%(3)

Total Annual Expenses	[●	]%
Dividends on Preferred Shares	[●	]%(4)

Total Annual Fund Operating Expenses and Dividends on Preferred Shares	[●	]%

(1)	There are no fees charged to shareholders for participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. However, shareholders participating in the Plan that elect to make additional cash purchases under the Plan would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares.

(2)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). Consequently, in as much as the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.
(3)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(4)	Dividends on Preferred Shares represent distributions on the existing preferred shares outstanding. There can, of course, be no guarantee that any preferred shares would be issued or, if issued, the terms thereof.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Example

The following example illustrates the expenses (including the maximum estimated sales load of $[●] and estimated offering expenses of $[●] from the issuance of $[●] million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year			3 Years			5 Years			10 Years
Total Expenses Incurred	$	[●	]	$	[●	]	$	[●	]	$	[●	]

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $[●] ($[●] if the over-allotment option is exercised in full), based on the public offering price of $[●] per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the accompanying Prospectus.

CAPITALIZATION

[To be provided.]

FINANCIAL HIGHLIGHTS

[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the New York Stock Exchange per common share and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

[To be provided.]

The last reported price for our common shares on [●], 2017 was $[●] per share. As of [●], 2017, the net asset value per share of the Fund’s common shares was $[●]. Accordingly, our common shares traded at a [premium to] [discount from] net asset value of [●]% on [●], 2017.

The Fund’s common shares have traded in the market at both premiums to and discounts from net asset value. [Over the Fund’s ten year history, the range fluctuated from a 39.9% premium in July 2007 to a 31.9% discount in October 2008. As of September 30, 2017, the Fund trades at an approximate 12.2% discount to its NAV.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Fund in connection with the offering of the common shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by [●]. Willkie Farr & Gallagher LLP and [●] may rely as to certain matters of Delaware law on the opinion of [●].

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

Common Shares of Beneficial Interest

PROSPECTUS SUPPLEMENT

[●], 2017

The information in this Prospectus Supplement is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2017

Filed Pursuant to Rule 497(c)

Registration Statement No. 333-217151

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

PROSPECTUS SUPPLEMENT

(To Prospectus dated [●], 2017)

Shares

Series [●] Preferred Shares

(Liquidation Preference $[●] per share)

The Gabelli Healthcare & WellnessRx Trust (the “Fund,” “we,” “us” or “our”) is offering [●] shares of [●]% Series [●] Preferred Shares (the “Series [●] Preferred Shares”). The Series [●] Preferred Shares will constitute a separate series of the Fund’s preferred shares. Investors in Series [●] Preferred Shares will be entitled to receive cumulative cash dividends at a rate of [●]% per annum. Dividends and distributions on Series [●] Preferred Shares will be payable [●].

The Series [●] Preferred Shares are redeemable at our option on or after [●], and are subject to mandatory redemption by us in certain circumstances. See “Special Characteristics and Risks of the Series [●] Preferred Shares—Redemption.”

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this Prospectus, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “GRX.” On [●], the last reported net asset value per share of our common shares was $[●] and the last reported sales price per share of our common shares on the NYSE was $[●]. Shares of our 5.76% Series A Cumulative Preferred Shares (the “Series A Preferred Shares”) and 5.875% Series B Cumulative Preferred Shares (the “Series B Preferred Shares”) are traded on the NYSE under the symbol “GRX PrA” and “GRX PrB,” respectively. On [●], the last reported sales prices per share of Series A Preferred Shares was $[●].

[Application [has been] [will be] made to list the Series [●] Preferred Shares on the [●]. If the application is approved, the Series [●] Preferred Shares are expected to commence trading on the [●] within [●] days of the date of issuance.]

[Sales of our preferred shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.]

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objectives will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in Series [●] Preferred Shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Investing in Series [●] Preferred Shares involves certain risks that are described in the “Special Characteristics and Risks of the Series [●] Preferred Shares” section of this Prospectus Supplement and the “Risk Factors and Special Considerations” section beginning on page 30 of the accompanying Prospectus.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share			Total (1)
Public offering price	$	[●	]	$	[●	]

Underwriting discounts and commissions	$	[●	]	$	[●	]

Proceeds, before expenses, to the Fund	$	[●	]	$	[●	]

(1)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[●].

The Underwriters are expected to deliver the Series [●] Preferred Shares in book-entry form through The Depository Trust Company on or about [●], [●].

[●], 2017

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Healthcare & WellnessRx Trust, a Delaware statutory trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

Prospectus

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (the “SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares (including the Series [●] Preferred Shares) will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Series [●] Preferred Shares” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Series [●] Preferred Shares” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Series [●] Preferred Shares.

SUMMARY OF THE TERMS OF THE SERIES [●] PREFERRED SHARES

The Fund	The Gabelli Healthcare & WellnessRx Trust is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this Prospectus, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. The Fund’s investment adviser is Gabelli Funds, LLC. The Fund was organized under the laws of the State of Delaware on February 20, 2007. The Fund’s common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GRX.”

Securities Offered	[●] [●]% Series [●] Preferred Shares. Series [●] Preferred Shares shall constitute a separate series of preferred shares of the Fund. The Series [●] Preferred Shares have the same priority with respect to payment of distributions and liquidation preference as the Series A Preferred Shares and the Series B Preferred Shares.

Dividend Rate	Dividends and distributions on Series [●] Preferred Shares are cumulative from their original issue date at the annual rate of [●]%.

Dividend Payment Date	Holders of Series [●] Preferred Shares shall be entitled to receive, when, as and if authorized by, or under authority granted by, the Board of Trustees and declared by the Fund, out of funds legally available therefor, cumulative cash dividends and distributions. Dividends and distributions will be paid [●], commencing on [●].

Liquidation Preference	$[●] per share.

Use of Proceeds	[The Fund expects to use the proceeds of the offering of the Series [●] Preferred Shares to redeem the outstanding shares of its [●]% Series [●] Preferred Shares (the “Series [●] Preferred Shares”). Amounts in excess of the redemption amount for all outstanding Series [●] Preferred Shares may be used to redeem or repurchase other existing series of preferred shares of the Fund, in whole or in part, or for investment purposes consistent with the investment objectives of the Fund.] OR [The Fund does not expect to use the proceeds of the offering to redeem or repurchase existing series of preferred shares, in whole or in part.]

The Investment Adviser anticipates that any investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within approximately three months of the issue date; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months from the issue date. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the accompanying Prospectus. The proceeds may also be used to redeem or repurchase shares of existing series of the Fund’s preferred shares, in whole or in part.

Pending such investment and/or redemption, the proceeds of the offering of the Series [●] Preferred Shares will be held in high quality short term debt securities and similar instruments. See “Use of Proceeds.”

Non-Call Period/Redemption	[The Series [●] Preferred Shares generally may not be called for redemption at the option of the Fund prior to [●]. The Fund reserves the right, however, to redeem the Series [●] Preferred Shares at any time if it is necessary, in the judgment of the Board of Trustees, to maintain its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also be required under certain circumstances to redeem Series [●] Preferred Shares, before or after [●], in order to meet certain regulatory or rating agency asset coverage requirements.

Commencing [●], and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time, upon notice of redemption, redeem the Series [●] Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption.]

Stock Exchange Listing	Application [has been] [will be] made to list the Series [●] Preferred Shares on the [●]. Prior to the offering, there has been no public market for Series [●] Preferred Shares. If the application is approved, it is anticipated that trading on the [●] will begin within [●] days from the date of this Prospectus Supplement. Before the Series [●] Preferred Shares are listed on the [●], the underwriters may, but are not obligated to, make a market in Series [●] Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the [●], an investment in Series [●] Preferred Shares will be illiquid.

Taxation	The Fund expects that distributions made on the Series [●] Preferred Shares will consist of (i) long term capital gain (gain from the sale of a capital asset held longer than one year), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations, provided certain holding period and other requirements are met by both the Fund and the shareholder), and (iii) investment company taxable income (other than qualified dividend income, including interest income, short term capital gain and income from certain hedging and interest rate transactions). Distributions paid to investors by the Fund from its investment company taxable income which includes the excess of net short term capital gains over net long term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to investors as ordinary income to the extent of the earnings and profits of the Fund. Such distributions (if reported by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the income of the Fund consists of dividend income from U.S. corporations, and (ii) as qualified dividend income generally eligible for the reduced maximum federal tax rate to individuals applicable to net long term capital gains. Distributions made to investors from an excess of net long term capital gains over net short term capital losses (“capital gain dividends”), including capital gain dividends credited to investors but retained by the Fund, are taxable to investors as long term capital gains if they have been properly designated by the Fund, regardless of the length of time investors have owned shares of beneficial interest of the Fund. The maximum federal income tax rate on net long term capital gain of individuals is generally either 15% or 20% depending on whether an individual’s income exceeds certain threshold amounts. In addition, certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surcharge on their net investment income. We cannot assure you, however, as to what percentage of future distributions made on the Series [●] Preferred Shares will consist of long term capital gain and qualified dividend income. See “U.S. Federal Income Tax Consequences of the Offering.”

ERISA	See “Employee Benefit Plan and IRA Considerations.”

Dividend Paying Agent	[●].

DESCRIPTION OF THE SERIES [●] PREFERRED SHARES

The following is a brief description of the terms of the Series [●] Preferred Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s statement of preferences creating and fixing the rights of the Series [●] Preferred Shares (the “Statement”). The Statement is attached as an exhibit to post-effective amendment number [●] to the Fund’s registration statement. Copies may be obtained as described under “Additional Information” in the accompanying Prospectus. Any capitalized terms in this section and the “Special Characteristics and Risks of the Series [●] Preferred Shares” section of this Prospectus Supplement that are not defined have the meaning assigned to them in the Statement.

The Fund’s declaration of trust (the “Declaration”) authorizes its Board of Trustees to issue shares of beneficial interest of the Fund, $0.001 par value per share, without the approval of common shareholders. The Declaration authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest. All Series [●] Preferred Shares will have a liquidation preference of $[●] per share. Holders of Series [●] Preferred Shares shall be entitled to receive cumulative cash dividends and distributions at the rate of [●]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $[●] per-share liquidation preference on the Series [●] Preferred Shares. Dividends and distributions on Series [●] Preferred Shares will accumulate from the date of their original issue, which is [●].

The Series [●] Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus Supplement and the accompanying Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any issued and unissued Series [●] Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends and distributions, qualifications or terms or conditions of redemption of such shares. To the extent permitted by law, the Fund, without the vote of the holders of the Series [●] Preferred Shares, may amend, alter or real the provisions of the Statement so long as the amendment, alteration or repeal does not in the aggregate adversely affect any of the rights and preferences set forth in the Statement.

The disclosure set forth in this Description of the Series [●] Preferred Shares and under the heading “Special Characteristics and Risks of the Series [●] Preferred Shares” is intended to be a summary of the material provisions of the Series [●] Preferred Shares. Since this Description of the Series [●] Preferred Shares is only a summary, you should refer to the Statement for a complete description of the obligations of the Fund and your rights. The disclosure set forth in this Description of the Series [●] Preferred Shares and under the heading “Special Characteristics and Risks of the Series [●] Preferred Shares” supplements the description of the preferred shares set forth under the caption “Description of the Securities – Preferred Shares” in the accompanying Prospectus, and in the event that any provision described in the disclosure set forth in this Description of the Series [●] Preferred Shares and under the heading “Special Characteristics and Risks of the Series [●] Preferred Shares” is inconsistent with any description contained in the accompanying Prospectus, the disclosure set forth in this Description of the Series [●] Preferred Shares and under the heading “Special Characteristics and Risks of the Series [●] Preferred Shares” will apply and supersede the description in the accompanying Prospectus.

USE OF PROCEEDS

The Fund estimates the total net proceeds of the offering to be $[●] based on the public offering price of $[●] per share and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by the Fund.

[The Fund expects to use the proceeds of the offering of the Series [●] Preferred Shares to redeem the outstanding Series [●] Preferred Shares. Amounts in excess of the redemption amount for all outstanding Series [●] Preferred Shares may be used to redeem or repurchase other existing series of preferred shares of the Fund, in whole or in part, or for investment purposes consistent with the investment objectives of the Fund.] OR [The Fund does not expect to use the proceeds of the offering to redeem or repurchase existing series of preferred shares, in whole or in part.]

The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within approximately three months of the issue date; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months from the issue date. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the accompanying Prospectus. The proceeds may also be used to redeem or repurchase shares of existing series of the Fund’s preferred shares, in whole or in part. Pending such investment and/or redemption, the proceeds of the offering of the Series [●] Preferred Shares will be held in high quality short term debt securities and similar instruments.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

Pursuant to the 1940 Act, the Fund generally will not be permitted to declare any dividend, or declare any other distribution, upon any outstanding common shares, or purchase any such common shares, unless, in every such case, all preferred shares issued by the Fund have at the time of declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 200% (“1940 Act Asset Coverage Requirement”) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. As of the date of this Prospectus Supplement, all of the Fund’s outstanding preferred shares are expected to have asset coverage on the date of issuance of the Series [●] Preferred Shares of approximately [●]%.

In addition to the 1940 Act Asset Coverage Requirement, the Fund is subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which have issued ratings for certain of the preferred shares and may issue a rating for the Series [●] Preferred Shares. [See “Special Characteristics and Risks of the Series [●] Preferred Shares—Risks—Credit Rating Risk” in this Prospectus Supplement.]

SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES [●] PREFERRED SHARES

Dividends

Holders of Series [●] Preferred Shares shall be entitled to receive cumulative cash dividends and distributions at the rate of [●]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $[●] per-share liquidation preference on the Series [●] Preferred Shares. Dividends and distributions on Series [●] Preferred Shares will accumulate from the date of their original issue, which is [●].

Dividends and distributions will be payable quarterly on [●] (each a “Dividend Payment Date”) commencing on [●] (or, if any such day is not a business day, then on the next succeeding business day) to holders of record of Series [●] Preferred Shares as they appear on the shareholder register of the Fund at the close of business on the fifth preceding business day. Dividends and distributions on Series [●] Preferred Shares shall accrue from the date on which the shares are originally issued. Each period beginning on and including a Dividend Payment Date (or the date of original issue, in the case of the first dividend period after the first issuance of the Series [●] Preferred Shares) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a “Dividend Period.” Dividends and distributions on account of arrears for any past Dividend Period or in connection with the redemption of Series [●] Preferred Shares may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date as shall be fixed by the Board of Trustees.

No full dividends or distributions will be declared or paid on Series [●] Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor on all outstanding shares of any series of preferred shares of the Fund ranking on a parity with the Series [●] Preferred Shares as to the payment of dividends and distributions have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been paid on all outstanding preferred shares of the Fund, any dividends and distributions being paid on such preferred shares (including the Series [●] Preferred Shares) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of preferred shares on the relevant Dividend Payment Date.

Restrictions on Dividends, Redemption and Other Payments

Under the 1940 Act, the Fund is not permitted to issue preferred shares (such as the Series [●] Preferred Shares) unless immediately after such issuance the Fund will have an asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. The Fund also is not permitted to declare any cash dividend or other distribution on its common shares or purchase its common shares unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.

In addition, the Fund may be limited in its ability to declare any cash distribution on its shares of beneficial interest (including the Series [●] Preferred Shares) or purchase its shares of beneficial interest (including the Series [●] Preferred Shares) unless, at the time of such declaration or purchase, the Fund has an asset coverage on its indebtedness, if any, of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred shares issued by the Fund (including the Series [●] Preferred Shares) if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund.

The term “senior security” does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Series [●] Preferred Shares, the asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

Voting Rights

Except as otherwise provided in the Fund’s governing documents (including the Statement) or a resolution of the Board of Trustees or its delegatee, or as required by applicable law, holders of Series [●] Preferred Shares shall have no power to vote on any matter except matters submitted to a vote of the Fund’s common shares. In any matter submitted to a vote of the holders of the common shares, each holder of Series [●] Preferred Shares shall be entitled to one vote for each Series [●] Preferred Share held and the holders of all outstanding preferred shares, including Series [●] Preferred Shares, and the common shares shall vote together as a single class; provided, however, that at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of the outstanding preferred shares, including Series [●] Preferred Shares, shall be entitled, as a class, to the exclusion of the holders of all other classes of shares of beneficial interest of the Fund, to elect a number of the Fund’s trustees, such that following the election of trustees at the meeting of the shareholders, the Fund’s Board of Trustees shall contain two trustees elected by the holders of the outstanding preferred shares, including the Series [●] Preferred Shares.

During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Fund’s Board of Trustees shall be increased by the smallest number of additional trustees that, when added to the two trustees elected exclusively by the holders of outstanding preferred shares, would constitute a simple majority of the Fund’s Board of Trustees as so increased by such smallest number, and the holders of outstanding preferred shares, including the Series [●] Preferred Shares, voting separately as one class (to the exclusion of the holders of all other classes of shares of beneficial interest of the Fund) shall be entitled to elect such smallest number of additional trustees. The Fund and the Fund’s Board of Trustees shall take all necessary actions, including amending the Fund’s governing documents, to effect an increase in the number of trustees as described in the preceding sentence. A Voting Period shall commence:

(i) if at any time accumulated dividends and distributions on the outstanding Series [●] Preferred Shares equal to at least two full years’ dividends and distributions shall be due and unpaid; or

(ii) if at any time holders of any other preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or statement of preferences or other instrument creating such shares.

Redemption

Mandatory Redemption. Under certain circumstances, the Series [●] Preferred Shares will be subject to mandatory redemption by the Fund out of funds legally available therefor in accordance with the Statement and applicable law.

If the Fund fails to have asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares, including all outstanding Series [●] Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares), and such failure is not cured as of the cure date specified in the Statement, (i) the Fund shall give a notice of redemption with respect to the redemption of a sufficient number of preferred shares, which at the Fund’s determination (to the extent permitted by the 1940 Act and Delaware law) may include any proportion of Series [●] Preferred Shares, to enable it to meet the asset coverage requirements, and, at the Fund’s discretion, such additional number of Series [●] Preferred Shares or other preferred shares in order for the Fund to have asset coverage with respect to the Series [●] Preferred Shares and any other preferred shares remaining outstanding after such redemption as great as 210%, and (ii) deposit an amount with Computershare Trust Company, N.A., or its successors or any other dividend-disbursing agent appointed by the Fund, having an initial combined value sufficient to effect the redemption of the Series [●] Preferred Shares or other preferred shares to be redeemed.

On such cure date, the Fund shall redeem, out of funds legally available therefor, the number of preferred shares, which, to the extent permitted by the 1940 Act and Delaware law, at the option of the Fund may include any proportion of Series [●] Preferred Shares or any other series of preferred shares, equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such cure date, would have resulted in the Fund having asset coverage immediately prior to the opening of business on such cure date in compliance with the 1940 Act or, if asset coverage cannot be so restored, all of the outstanding Series [●] Preferred Shares, at a price equal to $[●] per share plus accumulated but unpaid dividends and distributions (whether or not earned or declared by the Fund) through and including the date of redemption.

Optional Redemption. Prior to [●], the Series [●] Preferred Shares are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Code. Commencing [●] and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice redeem the Series [●] Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid dividends through and including the date of redemption. See “Description of the Securities—Preferred Shares—Redemption” in the Prospectus for a discussion of the consequences that would arise if the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines set forth in the Statement as of any monthly valuation date.

Liquidation

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Series [●] Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Fund’s common shares or any other shares of the Fund ranking junior to the Series [●] Preferred Shares as to liquidation payments, a liquidation distribution in the amount of $[●] per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends and distributions accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up of the Fund.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Series [●] Preferred Shares and all outstanding shares of any other series of the Fund’s preferred shares ranking on a parity with the Series [●] Preferred Shares as to payment upon liquidation shall be insufficient to permit the payment in full to such holders of Series [●]

Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to all outstanding shares of such other series of preferred shares of the Fund, then such available assets shall be distributed among the holders of Series [●] Preferred Shares and such other series of preferred shares of the Fund ratably in proportion to the respective preferential liquidation amounts to which they are entitled. Unless and until the Liquidation Preference plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series [●] Preferred Shares, no dividends or distributions will be made to holders of the Fund’s common shares or any other shares of the Fund ranking junior to the Series [●] Preferred Shares as to liquidation.

Stock Exchange Listing

Application [has been] [will be] made to list the Series [●] Preferred Shares on the [●]. If the application is approved, the Series [●] Preferred Shares are expected to commence trading on the [●] within [●] days of the date of issuance.

Risks

Risk is inherent in all investing. Therefore, before investing in the Series [●] Preferred Shares you should consider the risks carefully. See “Risk Factors and Special Considerations” in the Prospectus. Primary risks associated with an investment in the Series [●] Preferred Shares include:

Market Price Risk. The market price for the Series [●] Preferred Shares will be influenced by changes in interest rates, the perceived credit quality of the Series [●] Preferred Shares and other factors, and may be higher or lower than the liquidation preference of the Series [●] Preferred Shares. There is currently no market for the Series [●] Preferred Shares.

Liquidity Risk. Currently, there is no public market for the Series [●] Preferred Shares. As noted above, an application [has been] [will be] made to list the Series [●] Preferred Shares on the [●]. However, during an initial period which is not expected to exceed [●] days after the date of its issuance, the Series [●] Preferred Shares will not be listed on any securities exchange. Before the Series [●] Preferred Shares are listed on the [●], the underwriters may, but are not obligated to, make a market in the Series [●] Preferred Shares. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series [●] Preferred Shares being liquid at any time.

Redemption Risk. The Fund may at any time redeem Series [●] Preferred Shares to the extent necessary to meet regulatory asset coverage requirements or requirements imposed by credit rating agencies. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series [●] Preferred Shares, the Fund may be obligated under the terms of the Series [●] Preferred Shares to redeem some or all of the Series [●] Preferred Shares. In addition, commencing [●], the Fund will be able to call the Series [●] Preferred Shares at the option of the Fund. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a higher dividend rate than that of the Series [●] Preferred Shares.

The Series [●] Preferred Shares are not a debt obligation of the Fund. The Series [●] Preferred Shares are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund, and have the same priority with respect to payment of distributions and liquidation preference as the Series A Preferred Shares and the Series B Preferred Shares. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series [●] Preferred Shares for the full redemption price.

[Subordination Risk. The Series [●] Preferred Shares are not a debt obligation of the Fund. The Series [●] Preferred Shares are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund, and will have the same priority with respect to payment of distributions and liquidation preference as the Series A Preferred Shares, Series B Preferred Shares and any other preferred shares that the Fund may issue. The Series [●] Preferred Shares are subject to greater credit risk than any debt instruments that the Fund may issue or enter into, which would be of higher priority in the Fund’s capital structure.]

[Credit Rating Risk. The Fund is seeking a credit rating on the Series [●] Preferred Shares. Any credit rating that is issued on the Series [●] Preferred Shares could be reduced or withdrawn while an investor holds Series [●] Preferred Shares. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series [●] Preferred Shares. In addition, a credit rating does not eliminate or mitigate the risks of investing in the Series [●] Preferred Shares.]

Distribution Risk. The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Series [●] Preferred Shares.

Interest Rate Risk. The Series [●] Preferred Shares pay dividends at a fixed rate[, which resets after an initial period]. Prices of fixed income investments tend to vary inversely with changes in market yields. The market yields on securities comparable to the Series [●] Preferred Shares may increase, which would likely result in a decline in the value of the Series [●] Preferred Shares. Additionally, if interest rates rise, securities comparable to the Series [●] Preferred Shares may pay higher dividend rates and holders of the Series [●] Preferred Shares may not be able to sell the Series [●] Preferred Shares at their liquidation preference and reinvest the proceeds at market rates.

[Dividend Rate Adjustment Risk. The dividend rate of the Series [●] Preferred Shares automatically adjusts to a rate of [●]% per annum after a period of [●] months commencing on the date the Series [●] Preferred Shares are first issued. If interest rates rise during this time, holders of Series [●] Preferred Shares may receive a below market dividend rate which may cause the market price of the Series [●] Preferred Shares to decline.]

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFERING

[To be provided.]

EMPLOYEE BENEFIT PLAN AND IRA CONSIDERATIONS

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, counsel to the Fund in connection with the offering of the Series [●] Preferred Shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by [●]. Willkie Farr & Gallagher LLP and [●] may rely as to certain matters of Delaware law on the opinion of [●].

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

Shares

[●]% Series [●] [●]Preferred Shares

(Liquidation Preference $[●] per share)

PROSPECTUS SUPPLEMENT

[●], 2017

The information in this Prospectus Supplement is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2017

Filed Pursuant to Rule 497(c)

File No. 333-217151

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

PROSPECTUS SUPPLEMENT

(To Prospectus dated [●], 2017)

[●] Rights

The Gabelli Healthcare & WellnessRx Trust

Subscription Rights to Acquire Common Shares

The Gabelli Healthcare & WellnessRx Trust (the “Fund,” “we,” “us” or “our”) is issuing subscription rights (the “Rights”) to our common shareholders to purchase additional common shares (the “Common Shares”).

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” for this purpose, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

The Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “GRX.” On [●], 2017 (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per share of the Common Shares was $[●] and the last reported sales price per Common Share on the NYSE was $[●]. Our 5.76% Series A Cumulative Preferred Shares (“Series A Preferred”) and 5.875% Series B Cumulative Preferred Shares (the “Series B Preferred”), liquidation preference $25.00 per share, are listed on the NYSE under the symbol “GRX PrA” and “GRX PrB,” respectively. On [●], 2017 (the last trading day prior to the Common Shares trading ex - Rights), the last reported sales price per share on the NYSE of the Series A Preferred was $[●].

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Common Shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of Rights should contact the Information Agent, [●].

Investing in Common Shares through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section beginning on page R-[16] of this Prospectus Supplement.

SHAREHOLDERS WHO DO NOT FULLY EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE SUBSTANTIAL DILUTION [OR ACCRETION] OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE [OR BELOW] THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

ANY COMMON SHARES ISSUED AS A RESULT OF THE RIGHTS OFFERING WILL NOT BE RECORD DATE SHARES FOR THE FUND’S QUARTERLY DIVIDEND TO BE PAID ON [●], 2017 AND WILL NOT BE ENTITLED TO RECEIVE SUCH DIVIDEND.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO SECURITIES REGULATORY AUTHORITY IN CANADA HAS EXPRESSED AN OPINION ABOUT THESE SECURITIES AND IT IS AN OFFENSE TO CLAIM OTHERWISE. THIS OFFERING WILL NOT BE MADE IN ANY PROVINCE OF CANADA WHERE IT IS NOT PERMITTED BY LAW.

	Per Share			Total (1)
Subscription price of Common Shares to shareholders exercising Rights	$	[●	]	$	[●	]
Underwriting discounts and commissions(1)	$	[●	]	$	[●	]
Proceeds, before expenses, to the Fund(2)	$	[●	]	$	[●	]

(1)	Based on a Dealer Manager solicitation fee of $[●] per Common Share.
(2)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[●].

The Common Shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 2017. If the offer is extended, the Common Shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 2017.

The date of this Prospectus Supplement is [●], 2017

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Healthcare & WellnessRx Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (the “SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Rights Offering” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the preferred shares.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offering	[●] transferable subscription right (a “Right”) will be issued for each common share of the Fund (each, a “Common Share,” and collectively, the “Common Shares”) held on the record date. Rights are expected to trade on the [●]. The Rights will allow common shareholders to subscribe for new Common Shares of the Fund. [●] Common Shares of the Fund are outstanding as of [●], 2017. [●] Rights will be required to purchase one Common Share. [An over-subscription privilege will be offered[, subject to the right of the Board of Trustees of the Fund (the “Board”) to eliminate the over-subscription privilege.]] [●] Common Shares of the Fund will be issued if all Rights are exercised. [Additional Common Shares will be issued if the over-subscription privilege is exercised.] See “Terms of the Rights Offering.” Any Common Shares issued as a result of the Rights offering will not be record date shares for the Fund’s quarterly distribution to be paid on [●], 2017 and will not be entitled to receive such dividend.

Amount Available for Primary Subscription	Approximately $[●], before expenses.

Title	Subscription Rights to Acquire Common Shares.

Subscription Price	Rights may be exercised at a price of $[●] per Common Share (the “Subscription Price”). See “Terms of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Shares on [●], 2017 (the “Record Date”). See “Terms of the Rights Offering.”

Number of Rights Issued	[●] Right will be issued in respect of each Common Share of the Fund outstanding as of the close of business on the Record Date. See “Terms of the Rights Offering.”

Number of Rights Issued Required to Purchase One Common Share	A holder of Rights may purchase one Common Share of the Fund for every [●] Rights exercised. The number of Rights to be issued to a shareholder as of the close of business on the Record Date will be rounded up to the nearest number of Rights evenly divisible by [●]. See “Terms of the Rights Offering.”

[Over-Subscription Privilege]

[Holders of Common Shares on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the over-subscription privilege are subject to allotment. Rights acquired in the secondary market may not participate in the over-subscription privilege.

[In addition, in the event that the Fund’s per share net asset value at the end of the Subscription Period (described below) is equal to or less than the Subscription Price, the Fund, in its sole discretion, may determine to issue additional Common Shares in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the over-subscription privilege.]

[Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to either or both primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date (as defined below).] See “Over-Subscription Privilege.”]

Transfer of Rights	The Rights will be transferable. See “Terms of the Rights Offering,” “Sales by Rights Agent” and “Method of Transferring Rights.”

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be [5:00] PM Eastern Time on [●], 2017 [, unless extended] (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Rights Offering” and “Method of Exercise of Rights.”

Offering Expenses	The expenses of the offering are expected to be approximately $[●] and will be borne by holders of the Fund’s Common Shares. See “Use of Proceeds.”

[Solicitation Fee	$[●] per Common Share to broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights. See “Underwriting.”]

Sale of Rights

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●]. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the completion of the Subscription Period. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the [●].

The value of the Rights, if any, will be reflected by their market price on the [●]. Rights may be sold by individual holders or may be submitted to the Rights Agent (defined below) for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before [●], 2017, three Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any Common Shares in any [primary or secondary] over-subscription, and any Record Date shareholder who sells any Rights will not be eligible to participate in the [primary or secondary] over-subscription privilege, if any.

Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last [●] trading day prior to the completion of the Subscription Period. The shares are expected to begin trading ex-Rights [●] Business Days prior to the Record Date.

If the Rights Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the [●]. The Rights Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new Common Share or (ii) attributable to shareholders whose record addresses are outside the United States [and Canada], or who have an APO or FPO address. See “Foreign Restrictions.”

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Rights Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any over-subscription privilege. See “Terms of the Rights Offering” and “Sales by Rights Agent.”

Use of Proceeds

The Fund estimates the net proceeds of the offering to be approximately $[●]. This figure is based on the Subscription Price per share of $[●] and assumes all new Common Shares offered are sold and that the expenses related to the offering estimated at approximately $[●] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately [three] months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as [six] months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the accompanying Prospectus. Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy. See “Use of Proceeds.”

[The Fund expects to use the proceeds of the offering to redeem the outstanding shares of its [●]% Series [●] Preferred Shares (the “Series [●] Preferred Shares”). Amounts in excess of the redemption amount for all outstanding Series [●] Preferred Shares may be used to redeem or repurchase other existing series of preferred shares of the Fund, in whole or in part, or for investment purposes consistent with the investment objectives of the Fund.] OR [The Fund does not expect to use the proceeds of the offering to redeem or repurchase existing series of preferred shares, in whole or in part.]

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Rights Agent	[●]. See “Rights Agent.”

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to shareholders of record as of [●], 2017 (“the Record Date”, and such shareholders, the “Record Date Shareholders”) Rights to subscribe for Common Shares of the Fund. Each Record Date Shareholder is being issued [●] transferable Right for each Common Share owned on the Record Date. The Rights entitle the holder to acquire for $[●] (the “Subscription Price”) one new Common Share for each [●] Rights held rounded up to the nearest number of Rights evenly divisible by [●]. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of [●]. In the case of Common Shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by [●]) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on [●], 2017 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on [●], 2017, and ends at [5:00] PM Eastern Time on [●], 2017 (the “Expiration Date”). The right to acquire one Common Share for each [●] Rights held during the Subscription Period (or any extension thereof) at the Subscription Price will be referred to in the remainder of this Prospectus Supplement as the “Subscription.” Rights will expire on the Expiration Date and thereafter may not be exercised. Any Common Shares issued as a result of the rights offering will not be record date shares for the Fund’s quarterly dividend to be paid on [●], 2017 and will not be entitled to receive such dividend.

Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (“Subscription Certificates”). The number of Rights issued to each holder will be stated on the

Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in “Method of Exercise of Rights” and “Payment for Shares.” A Holder of Rights will have no right to rescind a purchase after [●] (the “Rights Agent”) has received payment. See “Payment for Shares” below. It is anticipated that the Common Shares issued pursuant to an exercise of Rights will be listed on the [●].

[Holders of Rights who are Record Date Shareholders are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, to allotment and to the right of the Board to eliminate the over-subscription privilege. See “Over-Subscription Privilege” below.]

For purposes of determining the maximum number of Common Shares that may be acquired pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●]. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and also sold through the Rights Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the completion of the Subscription Period. For purposes of this Prospectus Supplement, a “Business Day” means any day on which trading is conducted on the [●]. Trading of the Rights on the [●] is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter is expected to be conducted on a regular way basis until and including the last [●] trading day prior to the completion of the Subscription Period. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The Common Shares are expected to begin trading ex-Rights [●] Business Days prior to the Record Date as determined and announced by the [●].

Nominees who hold the Fund’s Common Shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Rights Agent with proper payment. In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

[Participants in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”) will be issued Rights in respect of the Common Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “Method of Exercise of Rights” and “Payment for Shares.”]

Conditions of the Rights Offering

The rights offering is being made in accordance with the 1940 Act without shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Important Dates to Remember

[Please note that the dates in the table below may change if the rights offering is extended.]

EVENT	DATE
Record Date	[●], 2017
Subscription Period	[●], 2017 through [●], 2017
Expiration Date*	[●], 2017
Payment for Guarantees of Delivery Due*	[●], 2017
Issuance Date	[●], 2017**
Confirmation Date	[●], 2017

*	A shareholder exercising Rights must deliver by [5:00 PM] Eastern Time on [●], 2017 either (a) a Subscription Certificate and payment for shares or (b) a notice of guaranteed delivery and payment for shares.
**	[Unless the offer is extended to a date no later than [●], 2017.]

[Over-Subscription Privilege

The Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to either or both primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the tenth day following the Expiration Date. If the primary or secondary over-subscription privilege is not eliminated, it will operate as set forth below.

Rights holders who are Record Date Shareholders and who fully exercise their Rights are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment.

Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other Holders of Rights at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the over-subscription privilege are subject to allotment.

[In addition, in the event that the Fund’s per share net asset value at the end of the Subscription Period is equal to or less than the Subscription Price, the Fund, in its sole discretion, may determine to issue additional Common Shares in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the over-subscription privilege.]

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Common Shares they are willing to acquire pursuant to the over-subscription privilege. Rights acquired in the secondary market may not participate in the over subscription privilege.

To the extent sufficient Common Shares are not available to fulfill all over-subscription requests, unsubscribed Common Shares (the “Excess Shares”) will be allocated pro-rata among those Record Date Shareholders who over-subscribe based on the number of Rights issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows:

Shareholder’s Record Date Position	×	Excess Shares Remaining
Total Record Date Position of All Over-Subscribers

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Rights Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of Common Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of Rights with the Subscription Certificates. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

The Fund will not offer or sell any Common Shares that are not subscribed for during the Subscription Period or pursuant to the over-subscription privilege.

The Fund has been advised that the Investment Adviser and each of the Fund’s Trustees may exercise some or all of the Rights initially issued to them, and may request additional Common Shares pursuant to the over-subscription privilege. In addition, Mario J. Gabelli or his affiliated entities may also purchase Common Shares during the Subscription Period and pursuant to the over-subscription privilege.]

Sales by Rights Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received on or before [●], 2017. Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of any commissions, to the holders. The Rights Agent will also attempt to sell any Rights attributable to shareholders whose record addresses are outside the United States [and Canada], or who have an APO or FPO address. The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent. These sales may be effected by the Rights Agent, [●] (the “Dealer Manager”), a registered broker-dealer, may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services at a commission of up to $[●] per Right, provided that, if the Rights trade at a value of $0.01 or less at the time of such sale, then no commission will be charged. The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions, taxes and any other expenses paid on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by [Computershare Trust Company, N.A.,] in its capacity as the Fund’s transfer agent, for the account of the nonclaiming holder of Rights until the proceeds are either claimed or escheated. There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager should consider the commissions and fees charged by the broker-dealer prior to selling their rights on the open market.

Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.

Method of Selling or Transferring Rights

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before [●], 2017, three Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any Common Shares in any primary over-subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the primary over-subscription, if any.

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Rights Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates may be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Rights Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale, transfer or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Rights Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Rights may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as “DTC Exercised Rights”).

Rights Agent

The Rights Agent is [●]. The Rights Agent will receive from the Fund an amount estimated to be $[●], comprised of the fee for its services and the reimbursement for certain expenses related to the Rights offering.

Information Agent

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, [[●]]; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Method of Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment for the Common Shares as described below under “Payment for Shares.” Rights may also be exercised through the broker of a holder of Rights, who may charge the holder of Rights a servicing fee in connection with such exercise.

Completed Subscription Certificates and payment must be received by the Rights Agent prior to 5:00 PM Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:

If By Mail:

The Gabelli Healthcare & WellnessRx Trust

[●]

If By Overnight Courier:

The Gabelli Healthcare & WellnessRx Trust

[●]

Payment for Shares

Holders of Rights who acquire Common Shares in the Subscription may choose between the following methods of payment:

(1)	A holder of Rights can send the Subscription Certificate, together with payment in the form of a check for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, to the Rights Agent based on the Subscription Price of $[●] per Common Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Rights Agent at the address noted above prior to 5:00 PM Eastern Time on the Expiration Date. The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account pending proration and distribution of Common Shares. The Rights Agent will not accept cash as a means of payment for Common Shares.

(2)	Alternatively, a subscription will be accepted by the Rights Agent if, prior to 5:00 PM Eastern Time on the Expiration Date, the Rights Agent has received a written notice of guaranteed delivery from a bank, trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed Subscription Certificate. The Rights Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate is not received by the Rights Agent by the close of business on the third Business Day after the Expiration Date and the full payment is not received by the Expiration Date. The notice of guaranteed delivery may be delivered to the Rights Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Rights Agent by facsimile transmission (fax number 617-360-6810; telephone number to confirm receipt 781-575-2332).

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES (OR FOR ELIGIBLE CANADIAN RESIDENTS, A BANK LOCATED IN CANADA), MUST BE PAYABLE TO THE GABELLI HEALTHCARE & WELLNESSRx TRUST AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

If a holder of Rights who acquires Common Shares pursuant to the Rights offering does not make payment of all amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Common Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Rights or any over-subscription privilege; (iii) sell all or a portion of the Common Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares and to enforce the relevant guarantee of payment.

Issuance and delivery of certificates from the common shares purchased are subject to collection of checks. Any payment required from a holder of Rights must be received by the Rights Agent prior to 5:00 PM Eastern Time on the Expiration Date.

Within ten Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Common Shares acquired pursuant to the Subscription, (ii) the number of Common Shares, if any, acquired pursuant to the over-subscription privilege, and (iii) the per share and total purchase price for the Common Shares. Any payment required from a holder of Rights must be received by the Rights Agent on or prior to the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on its behalf by the Rights Agent, will be mailed by the Rights Agent to the holder within fifteen Business Days after the Expiration Date.

A holder of Rights will have no right to rescind a purchase after the Rights Agent has received payment either by means of a notice of guaranteed delivery or a check.

Holders, such as broker-dealers, trustees or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Rights Agent with the proper payment. In addition, beneficial owners of Common Shares or Rights held through such a holder should contact the holder and request that the holder effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers, trustees and other nominee holders that hold Common Shares of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in any over-subscription privilege offered.

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE RIGHTS AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE RIGHTS AGENT AND CLEARANCE OF PAYMENT PRIOR TO [5:00 PM] EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States [and Canada] (other than an APO or FPO address). Because the offering of the Rights will not be registered in any jurisdiction other than the United States [and Canada], the Rights Agent will attempt to sell all of the Rights issued to shareholders outside of these jurisdictions and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Employee Benefit Plan and IRA Considerations

Holders of Rights that are employee benefit plans subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

A Benefit Plan may also be subject to laws, such as ERISA, that impose certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the Benefit Plan. The exercise of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise of the Rights and holding of the Common Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Rights are exercised, or thereafter while the Common Shares are held, if the facts relied upon for utilizing a prohibited transaction exemption change.

Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Shares as a percentage of net assets attributable to Common Shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the Rights offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses

Record Date Sales Load (as a percentage of offering price)	[●] %
Offering Expenses (as a percentage of offering price)	[●] %
Dividend Reinvestment Plan Fees	None(1)
Voluntary Cash Purchase Plan Purchase Transaction Fee	$0.75(1)
Voluntary Cash Purchase Plan Sale Transaction Fee	$2.50(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	[●]	%(2)
Interest on Borrowed Funds	[●]	%
Other Expenses	[●]	%(3)

Total Annual Fund Operating Expenses	[●]	%
Dividends on Preferred Shares	[●]	%(4)

Total Annual Expenses and Dividends on Preferred Shares	[●]	%

(1)	There are no fees charged to shareholders for participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. However, shareholders participating in the Plan that elect to make additional cash purchases under the Plan would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares.
(2)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). Consequently, in as much as the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to Common Shares are higher than if the Fund did not utilize a leveraged capital structure.
(3)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(4)	The Dividends on Preferred Shares represent distributions on the existing preferred shares outstanding.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming a 5% annual portfolio total return.*

	1 Year			3 Years			5 Years			10 Years
Total Expenses Incurred	$	[●	]	$	[●	]	$	[●	]	$	[●	]

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year			3 Years			5 Years			10 Years
Total Expenses Incurred	$	[●	]	$	[●	]	$	[●	]	$	[●	]

USE OF PROCEEDS

The Fund estimates the net proceeds of the Rights offering to be $[●], based on the Subscription Price per share of $[●], assuming all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid and after deduction of the underwriting discounts and commissions.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the accompanying Prospectus. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy.

[The Fund expects to use the proceeds of the offering to redeem the outstanding [●]% Series [●] Preferred Shares (the “Series [●] Preferred Shares”). Amounts in excess of the redemption amount for all outstanding Series [●] Preferred Shares may be used to redeem or repurchase other existing series of preferred shares of the Fund, in whole or in part, or for investment purposes consistent with the investment objectives of the Fund.] OR [The Fund does not expect to use the proceeds of the offering to redeem or repurchase existing series of preferred shares, in whole or in part.]

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus Supplement and the Prospectus and SAI.

Selected data for a common share outstanding throughout each period:

[To be provided.]

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of [●], 2017, and its adjusted capitalization assuming the Common Shares available in the Rights offering discussed in this Prospectus Supplement had been issued.

As of [●], 2017 (unaudited)
	Actual			As adjusted

Preferred shares, $0.001 par value per share, unlimited shares authorized. (The “Actual” and “As adjusted” columns reflect the Fund’s outstanding capitalization of [●] shares of Series A Preferred, $25 liquidation preference per share, as of [●], [2017])

	$	[●	]	$	[●	]
Shareholders’ equity applicable to common shares:

Par Value of Common Shares, $0.001 par value per share; unlimited shares authorized. (The “Actual” column reflects the Fund’s outstanding capitalization of [●] shares as of [●], [2017]; the “As adjusted” column assumes the issuance of [●] shares issued in the primary subscription, 0 shares issued pursuant to the dividend reinvestment plan for [●] and outstanding capitalization of [●] shares)

		[●	]		[●	]
Paid-in surplus*		[●	]		[●	]
Accumulated distributions in excess of net investment income and net realized gain on investments		[●	]		[●	]
Net unrealized appreciation		[●	]		[●	]
Net assets attributable to common shares		[●	]		[●	]
Liquidation preference of preferred shares		[●	]		[●	]
Net assets, plus the liquidation preference of preferred shares		[●	]		[●	]

*	As adjusted paid-in surplus reflects the issuance of [●] shares issued pursuant to the dividend reinvestment plan for [●], [●]shares issued in the primary subscription, a deduction from the estimated under writing discounts of $[●] and estimated offering expenses of the Common Shares offering borne by the Fund of $[●].

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our Common Shares and the net asset value and the premium or discount from net asset value per share at which the Common Shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price						Corresponding Net Asset Value (“NAV”) Per Share						Corresponding Premium or Discount as a % of NAV
	High			Low			High			Low			High	Low
Quarter Ended
March 31, 2015		$11.35			$10.21			$12.83			$11.50		-11.54%	-11.22%
June 30, 2015		$11.50			$10.98			$13.03			$12.53		-11.74%	-12.37%
September 30, 2015		$11.58			$9.67			$12.99			$11.03		-10.85%	-12.33%
December 31, 2015		$10.48			$9.72			$11.92			$11.22		-12.08%	-13.37%
March 31, 2016		$11.60			$8.96			$10.14			$10.64		14.40%	-15.79%
June 30, 2016		$10.94			$9.87			$12.40			$11.55		-11.77%	-14.55%
September 30, 2016		$11.25			$10.42			$12.42			$11.63		-9.42%	-10.40%
December 31, 2016		$10.43			$9.30			$11.76			$10.61		-11.31%	-12.35%
March 31, 2017	$	[●	]	$	[●	]	$	[●	]	$	[●	]	[●] %	[●] %
June 30, 2017	$	[●	]	$	[●	]	$	[●	]	$	[●	]	[●] %	[●] %
September 30, 2017	$	[●	]	$	[●	]	$	[●	]	$	[●	]	[●] %	[●] %
Period [●], 2017 through [●], 2017	$	[●	]	$	[●	]	$	[●	]	$	[●	]	[●] %	[●] %

The last reported price for our Common Shares on [●], 2017 was $[●] per share. As of [●], 2017, the net asset value per share of the Fund’s Common Shares was $[●]. Accordingly, our Common Shares traded at a [premium to] [discount from] net asset value of [●]% on [●], 2017.

The Fund’s Common Shares have traded in the market at both premiums to and discounts from net asset value. [Over the Fund’s ten year history, the range fluctuated from a 39.9% premium in July 2007 to a 31.9% discount in October 2008. As of September 30, 2017, the Fund trades at an approximate 12.2% discount to its NAV.]

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

Risk is inherent in all investing. Therefore, before investing in the Common Shares you should consider the risks associated with such an investment carefully. See “Risk Factors and Special Considerations” in the Prospectus. The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering:

Dilution. As with any security, the price of the Fund’s Common Shares fluctuates with market conditions and other factors. [The Common Shares are currently trading at a [premium] to their net asset value.] However, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their Common Shares in a relatively short period of time following completion of this Rights offering. The net asset value of the Common Shares will be reduced immediately following this Rights offering as a result of the accrual of certain offering costs.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Rights offering is over. In addition, you will experience an immediate dilution of the aggregate net asset value per share of your Common Shares if you do not participate in the Rights offering and will experience a reduction in the net asset value per share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Common Share on the Expiration Date, because:

•	the offered Common Shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the Subscription Price is above the Fund’s net asset value per share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your Common Shares even if you do not exercise your Rights and an immediate increase in the net asset value per share of your Common Shares whether or not you participate in the offering, because:

•	the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.

[Furthermore, if you do not participate in the Over-Subscription Privilege, if it is available, your percentage ownership may also be diluted.] The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Rights offering on net asset value per share is shown by the following examples, assuming a $[●] Subscription Price:

[Scenario 1: (assumes net asset value per share is above subscription price)(1)
NAV	$	[	●]
Subscription Price	$	[	●]
Reduction in NAV($)(2)	$	[	●]
Reduction in NAV(%)		[	●]%]
[Scenario 2: (assumes net asset value per share is below subscription price) (1)
NAV	$	[	●]
Subscription Price	$	[	●]
Increase in NAV($)(2)	$	[	●]
Increase in NAV(%)		[	●]%]

(1)	[Both examples assume the full Primary Subscription and Secondary Over-Subscription Privilege are exercised.] Actual amounts may vary due to rounding.
(2)	Assumes $[●] in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

[The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the Primary Subscription and Over-Subscription Privilege.]

Leverage. Leverage creates a greater risk of loss, as well as a potential for more gain, for the Common Shares than if leverage were not used. Following the completion of the Rights offering, the Fund’s amount of leverage outstanding will decrease. The leverage of the Fund as of [●], 2017 was [●]%. After the completion of the Rights offering, the amount of leverage outstanding is expected to decrease to [●]%. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk. When leverage is employed, the net asset value and market price of the Common Shares and the yield to holders of Common Shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s Common Shares may decrease more quickly than would otherwise be the case, and distributions on the Common Shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to holders of the Common Shares.

Because the fee paid to the Investment Adviser is calculated on the basis of the Fund’s average weekly net assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Fund to the Investment Adviser will be higher (and the Investment Adviser will be benefited to that extent) when leverage is utilized. The Investment Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

The Fund’s leveraging strategy may not be successful.

Increase in Share Price Volatility; Decrease in Share Price. The Rights offering may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Rights offering may result in an increase in the number of shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Under-Subscription. It is possible that the Rights offering will not be fully subscribed. Under-subscription of the Rights offering could have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits.

TAXATION

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund.

Please refer to the “Taxation” sections in the Fund’s Prospectus and Statement of Additional Information for a description of the consequences of investing in the Common Shares of the Fund. Special tax considerations relating to this Rights offering are summarized below:

•	The value of a Right will not be includible in the income of a shareholder at the time the subscription right is issued.

•	The basis of a Right issued to a shareholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, such shareholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

•	The basis of a Right purchased in the market will generally be its purchase price.

•	The holding period of a Right issued to a shareholder will include the holding period of the old share.

•	No loss will be recognized by a shareholder if a Right distributed to such shareholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

•	Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of a Right issued to Record Date Shareholders will depend on whether the old share is held as a capital asset), and will be a long term capital gain or loss if the holding period is deemed to exceed one year.

•	No gain or loss will be recognized by a shareholder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise (the new Common Share) will equal the sum of the basis, if any, of the Right and the subscription price of the Right for the new Common Share. The holding period for the new Common Share will begin on the date when the Right is exercised.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders, with respect to U.S. federal income taxation only. Other tax issues such as state and local taxation may apply. Investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

UNDERWRITING

[G.research, LLC, which is a broker-dealer and member of the Financial Industry Regulatory Authority, will act as Dealer Manager for the Rights offering. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Fund, the Investment Adviser, and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring services and marketing services in connection with the offering and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund will not pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services. The Fund and the Investment Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Rights offering, the Dealer Manager may independently offer for sale Rights or Common Shares to be acquired by it through purchasing and exercising Rights, at prices it sets. Gains or losses may be realized by the Dealer Manager through the purchase and exercise of Rights or purchase and sale of Common Shares.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Investment Adviser and their affiliates.

The principal business address of G.research, Inc. is One Corporate Center, Rye, New York 10580-1422.

G.research, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser, which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli is a “controlling person” of G.research, Inc.]

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, counsel to the Fund, in connection with this Rights offering and the offering of the Common Shares. Willkie Farr & Gallagher LLP may rely as to certain matters of Delaware law on the opinion of [●].

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

[●] Rights

Subscription Rights to Acquire Common Shares

Issuable Upon Exercise of Rights to Subscribe to

Such Common Shares

PROSPECTUS SUPPLEMENT

[●], 2017

The information in this Prospectus Supplement is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2017

Filed Pursuant to Rule 497(c)

Registration Statement No. 333-217151

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

PROSPECTUS SUPPLEMENT

(To Prospectus dated [●], 2017)

Rights for Shares

Subscription Rights for % Series [●][●] Preferred Shares

(Liquidation Preference $[●] per share)

The Gabelli Healthcare & WellnessRx Trust (the “Fund”, “we”, “us” or “our”) is issuing subscription rights (the “Rights”) to our [common] [Series [●] Preferred] shareholders to purchase shares of [●]% Series [●][●] Preferred Shares (the “Series [●] Preferred Shares”).

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this Prospectus, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “GRX.” On [●] (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per Common Share was $[●] and the last reported sales price per Common Share on the NYSE was $[●]. Shares of our 5.76% Series A Cumulative Preferred Shares (the “Series A Preferred Shares”) and 5.875% Series B Cumulative Preferred Shares (the “Series B Preferred Shares”) are traded on the NYSE under the symbol “GRX PrA” and “GRX PrB,” respectively. On [●], the last reported sales prices per share of Series A Preferred Shares was $[●].

[Application [has been] [will be] made to list the Series [●] Preferred Shares on the [●]. If the application is approved, the Series [●] Preferred Shares are expected to commence trading on the [●] within [●] days of the date of issuance.]

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in preferred shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of rights should contact the Information Agent, [●], toll-free at [●] or please send written request to: [●].

Investing in preferred shares through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. Investing in Series [●] Preferred Shares involves certain risks that are described in the “Special Characteristics and Risks of the Series [●] Preferred Shares” section of this Prospectus Supplement and the “Risk Factors and Special Considerations” section beginning on page 30 of the accompanying Prospectus.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share			Total (1)
Subscription price of Preferred Shares to shareholders exercising Rights	$	[●	]	$	[●	]
Underwriting discounts and commissions(1)	$	[●	]	$	[●	]
Proceeds, before expenses, to the Fund(2)	$	[●	]	$	[●	]

(1)	Based on a Dealer Manager solicitation fee of $[●] per preferred share.
(2)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[●].

The preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 2017. If the offer is extended, the preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 2017.

The date of this Prospectus Supplement is [●], 2017

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Healthcare & WellnessRx Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

Prospectus

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (the “SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Rights Offering” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the preferred shares.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[●]

Title	Subscription Rights for Series [●] Preferred Shares

Exercise Price	Rights may be exercised at a price of $[●] per Preferred Share (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Shares on [●], [●] (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right will be issued in respect of each [Common Share] [Series [●] Preferred Share] of the Fund outstanding as of the close of business on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Preferred Share	A holder of Rights may purchase Preferred Share of the Fund for every Rights exercised. The number of Rights to be issued to a shareholder as of the close of business on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Exercise Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on [●], [●] (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[●]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $[●]. This figure is based on the Exercise Price per share of $[●]. and assumes all new Series [●] Preferred Shares offered are sold and that the expenses related to the Offer estimated at approximately $[●] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within approximately three months of the issue date; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months from the issue date. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the accompanying Prospectus. Pending such investment, the proceeds will be held in high quality short term debt securities and similar instruments. [Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy.] See “Use of Proceeds.”

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Rights Agent	[To be provided.]

SUMMARY OF THE TERMS OF THE SERIES [●] PREFERRED SHARES

The Fund	The Gabelli Healthcare & WellnessRx Trust (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this Prospectus, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”). The Fund was organized under the laws of the State of Delaware on February 20, 2007. The Fund’s common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GRX.”

Securities Offered	[●] [●]% Series [●] Preferred Shares (the “Series [●] Preferred Shares”). Series [●] Preferred Shares shall constitute a separate series of preferred shares of the Fund. The Series [●] Preferred Shares have the same priority with respect to payment of distributions and liquidation preference as the Fund’s 5.76% Series A Cumulative Preferred Shares (the “Series A Preferred Shares”) and 5.875% Series B Cumulative Preferred Shares (the “Series B Preferred Shares”).

Dividend Rate	Dividends and distributions on Series [●] Preferred Shares are cumulative from their original issue date at the annual rate of [●]%.

Dividend Payment Date	Holders of Series [●] Preferred Shares shall be entitled to receive, when, as and if authorized by, or under authority granted by, the Board of Trustees and declared by the Fund, out of funds legally available therefor, cumulative cash dividends and distributions. Dividends and distributions will be paid [●], commencing on [●].

Liquidation Preference	$[●] per share.

Use of Proceeds

[The Fund expects to use the proceeds of the offering of the Series [●] Preferred Shares to redeem the outstanding shares of its [●]% Series [●] Preferred Shares (the “Series [●] Preferred Shares”). Amounts in excess of the redemption amount for all outstanding Series [●] Preferred Shares may be used to redeem or repurchase other existing series of preferred shares of the Fund, in whole or in part, or for investment purposes consistent with the investment objectives of the Fund.] OR [The Fund does not expect to use the proceeds of the offering to redeem or repurchase existing series of preferred shares, in whole or in part.]

The Investment Adviser anticipates that any investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within approximately three months of the issue date; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months from the issue date. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the accompanying Prospectus. The proceeds may also be used to redeem or repurchase shares of existing series of the Fund’s preferred shares, in whole or in part. Pending such investment and/or redemption, the proceeds will be held in high quality short term debt securities and instruments. See “Use of Proceeds.”

Non-Call Period/Redemption

[The Series [●] Preferred Shares generally may not be called for redemption at the option of the Fund prior to [●]. The Fund reserves the right, however, to redeem the Series [●] Preferred Shares at any time if it is necessary, in the judgment of the Board of Trustees, to maintain its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also be required under certain circumstances to redeem Series [●] Preferred Shares, before or after [●], in order to meet certain regulatory or rating agency asset coverage requirements.

Commencing [●], and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time, upon notice of redemption, redeem the Series [●] Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption.]

Stock Exchange Listing	Application [has been] [will be] made to list the Series [●] Preferred Shares on the [●]. Prior to the offering, there has been no public market for Series [●] Preferred Shares. If the application is approved, it is anticipated that trading on the [●] will begin within [●] days from the date of this Prospectus Supplement. Before the Series [●] Preferred Shares are listed on the [●], the underwriters may, but are not obligated to, make a market in Series [●] Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the [●], an investment in Series [●] Preferred Shares will be illiquid.

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

DESCRIPTION OF THE SERIES [●] PREFERRED SHARES

The following is a brief description of the terms of the Series [●] Preferred Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s statement of preferences creating and fixing the rights of the Series [●] Preferred Shares (the “Statement”). The Statement is attached as an exhibit to post-effective amendment number [●] to the Fund’s registration statement. Copies may be obtained as described under “Additional Information” in the accompanying Prospectus. Any capitalized terms in this section and the “Special Characteristics and Risks of the Series [●] Preferred Shares” section of this Prospectus Supplement that are not defined have the meaning assigned to them in the Statement.

The Fund’s declaration of trust (the “Declaration”) authorizes its Board of Trustees to issue shares of beneficial interest of the Fund, $0.001 par value per share, without the approval of common shareholders. The Declaration authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest. All Series [●] Preferred Shares will have a liquidation preference of $[●] per share. Holders of Series [●] Preferred Shares shall be entitled to receive cumulative cash dividends and distributions at the rate of [●]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $[●] per-share liquidation preference on the Series [●] Preferred Shares. Dividends and distributions on Series [●] Preferred Shares will accumulate from the date of their original issue, which is [●].

The Series [●] Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus Supplement and the accompanying Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any issued and unissued Series [●] Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends and distributions, qualifications or terms or conditions of redemption of such shares. To the extent permitted by law, the Fund, without the vote of the holders of the Series [●] Preferred Shares, may amend, alter or real the provisions of the Statement so long as the amendment, alteration or repeal does not in the aggregate adversely affect any of the rights and preferences set forth in the Statement.

The disclosure set forth in this Description of the Series [●] Preferred Shares and under the heading “Special Characteristics and Risks of the Series [●] Preferred Shares” is intended to be a summary of the material provisions of the Series [●] Preferred Shares. Since this Description of the Series [●] Preferred Shares is only a summary, you should refer to the Statement for a complete description of the obligations of the Fund and your rights. The disclosure set forth in this Description of the Series [●] Preferred Shares and under the heading “Special Characteristics and Risks of the Series [●] Preferred Shares” supplements the description of the preferred shares set forth under the caption “Description of the Securities – Preferred Shares” in the accompanying Prospectus, and in the event that any provision described in the disclosure set forth in this Description of the Series [●] Preferred Shares and under the heading “Special Characteristics and Risks of the Series [●] Preferred Shares” is inconsistent with any description contained in the accompanying Prospectus, the disclosure set forth in this Description of the Series [●] Preferred Shares and under the heading “Special Characteristics and Risks of the Series [●] Preferred Shares” will apply and supersede the description in the accompanying Prospectus.

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[●], based on the Subscription Price per share of $[●], assuming all new Series [●] Preferred Shares offered are sold and that the expenses related to the Offer estimated at approximately $[●] are paid and after deduction of the underwriting discounts and commissions.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months of the issue date; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months from the issue date. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the accompanying Prospectus. The proceeds may also be used to redeem or repurchase shares of existing series of the Fund’s preferred shares, in whole or in part. Pending such investment and/or redemption, the proceeds will be held in high quality short term debt securities and similar instruments.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES [●] PREFERRED SHARES

Dividends

Holders of Series [●] Preferred Shares shall be entitled to receive cumulative cash dividends and distributions at the rate of [●]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $[●] per-share liquidation preference on the Series [●] Preferred Shares. Dividends and distributions on Series [●] Preferred Shares will accumulate from the date of their original issue, which is [●].

Dividends and distributions will be payable quarterly on [●] (each a “Dividend Payment Date”) commencing on [●] (or, if any such day is not a business day, then on the next succeeding business day) to holders of record of Series [●] Preferred Shares as they appear on the shareholder register of the Fund at the close of business on the fifth preceding business day. Dividends and distributions on Series [●] Preferred Shares shall accumulate from the date on which the shares are originally issued. Each period beginning on and including a Dividend Payment Date (or the date of original issue, in the case of the first dividend period after the first issuance of the Series [●] Preferred Shares) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a “Dividend Period.” Dividends and distributions on account of arrears for any past Dividend Period or in connection with the redemption of Series [●] Preferred Shares may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date as shall be fixed by the Board of Trustees.

No full dividends or distributions will be declared or paid on Series [●] Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor on all outstanding shares of any series of preferred shares of the Fund ranking on a parity with the Series [●] Preferred Shares as to the payment of dividends and distributions have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been paid on all outstanding preferred shares of the Fund, any dividends and distributions being paid on such preferred shares (including the Series [●] Preferred Shares) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of preferred shares on the relevant Dividend Payment Date.

Restrictions on Dividends, Redemption and Other Payments

Under the 1940 Act, the Fund is not permitted to issue preferred shares (such as the Series [●] Preferred Shares) unless immediately after such issuance the Fund will have an asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. The Fund also is not permitted to declare any cash dividend or other distribution on its common shares or purchase its common shares unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.

In addition, the Fund may be limited in its ability to declare any cash distribution on its shares of beneficial interest (including the Series [●] Preferred Shares) or purchase its shares of beneficial interest (including the Series [●] Preferred Shares) unless, at the time of such declaration or purchase, the Fund has an asset coverage on its indebtedness, if any, of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred shares issued by the Fund (including the Series [●] Preferred Shares) if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund.

The term “senior security” does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Series [●] Preferred Shares, the asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

Voting Rights

Except as otherwise provided in the Fund’s governing documents (including the Statement) or a resolution of the Board of Trustees or its delegatee, or as required by applicable law, holders of Series [●] Preferred Shares shall have no power to vote on any matter except matters submitted to a vote of the Fund’s common shares. In any matter submitted to a vote of the holders of the common shares, each holder of Series [●] Preferred Shares shall be entitled to one vote for each Series [●] Preferred Share held and the holders of all outstanding preferred shares, including Series [●] Preferred Shares, and the common shares shall vote together as a single class; provided, however, that at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of the outstanding preferred shares, including Series [●] Preferred Shares, shall be entitled, as a class, to the exclusion of the holders of all other classes of shares of beneficial interest of the Fund, to elect a number of the Fund’s trustees, such that following the election of trustees at the meeting of the shareholders, the Fund’s Board of Trustees shall contain two trustees elected by the holders of the outstanding preferred shares, including the Series [●] Preferred Shares.

During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Fund’s Board of Trustees shall be increased by the smallest number of additional trustees that, when added to the two trustees elected exclusively by the holders of outstanding preferred shares, would constitute a simple majority of the Fund’s Board of Trustees as so increased by such smallest number, and the holders of outstanding preferred shares, including the Series [●] Preferred Shares, voting separately as one class (to the exclusion of the holders of all other classes of shares of beneficial interest of the Fund) shall be entitled to elect such smallest number of additional trustees. The Fund and the Fund’s Board of Trustees shall take all necessary actions, including amending the Fund’s governing documents, to effect an increase in the number of trustees as described in the preceding sentence. A Voting Period shall commence:

(i) if at any time accumulated dividends and distributions on the outstanding Series [●] Preferred Shares equal to at least two full years’ dividends and distributions shall be due and unpaid; or

(ii) if at any time holders of any other preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or statement of preferences or other instrument creating such shares.

Redemption

Mandatory Redemption. Under certain circumstances, the Series [●] Preferred Shares will be subject to mandatory redemption by the Fund out of funds legally available therefor in accordance with the Statement and applicable law.

If the Fund fails to have asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares, including all outstanding Series [●] Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares), and such failure is not cured as of the cure date specified in the Statement, (i) the Fund shall give a notice of redemption with respect to the redemption of a sufficient number of preferred shares, which at the Fund’s determination (to the extent permitted by the 1940 Act and Delaware law) may include any proportion of Series [●] Preferred Shares, to enable it to meet the asset coverage requirements, and, at the Fund’s discretion, such additional number of Series [●] Preferred Shares or other preferred shares in order for the Fund to have asset coverage with respect to the Series [●] Preferred Shares and any other preferred shares remaining outstanding after such redemption as great as 210%, and (ii) deposit an amount with Computershare Trust Company, N.A., or its successors or any other dividend-disbursing agent appointed by the Fund, having an initial combined value sufficient to effect the redemption of the Series [●] Preferred Shares or other preferred shares to be redeemed.

On such cure date, the Fund shall redeem, out of funds legally available therefor, the number of preferred shares, which, to the extent permitted by the 1940 Act and Delaware law, at the option of the Fund may include any proportion of Series [●] Preferred Shares or any other series of preferred shares, equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such cure date, would have resulted in the Fund having asset coverage immediately prior to the opening of business on such cure date in compliance with the 1940 Act or, if asset coverage cannot be so restored, all of the outstanding Series [●] Preferred Shares, at a price equal to $[●] per share plus accumulated but unpaid dividends and distributions (whether or not earned or declared by the Fund) through and including the date of redemption.

Optional Redemption. Prior to [●], the Series [●] Preferred Shares are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Code. Commencing [●] and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice redeem the Series [●] Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid dividends through and including the date of redemption. See “Description of the Securities—Preferred Shares—Redemption” in the Prospectus for a discussion of the consequences that would arise if the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines set forth in the Statement as of any monthly valuation date.

Liquidation

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Series [●] Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Fund’s common shares or any other shares of the Fund ranking junior to the Series [●] Preferred Shares as to liquidation payments, a liquidation distribution in the amount of $[●] per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends and distributions accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up of the Fund.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Series [●] Preferred Shares and all outstanding shares of any other series of the Fund’s preferred shares ranking on a parity with the Series [●] Preferred Shares as to payment upon liquidation shall be insufficient to permit the payment in full to such holders of Series [●] Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to all outstanding shares of such other series of preferred shares of the Fund, then such available assets shall be distributed among the holders of Series [●] Preferred Shares and such other series of preferred shares of the Fund ratably in proportion to the respective preferential liquidation amounts to which they are entitled. Unless and until the Liquidation Preference plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series [●] Preferred Shares, no dividends or distributions will be made to holders of the Fund’s common shares or any other shares of the Fund ranking junior to the Series [●] Preferred Shares as to liquidation.

Stock Exchange Listing

Application [has been] [will be] made to list the Series [●] Preferred Shares on the [●]. If the application is approved, the Series [●] Preferred Shares are expected to commence trading on the [●] within [●] days of the date of issuance.

Risks

Risk is inherent in all investing. Therefore, before investing in the Series [●] Preferred Shares you should consider the risks carefully. See “Risk Factors and Special Considerations” in the Prospectus. Primary risks associated with an investment in the Series [●] Preferred Shares include:

Market Price Risk. The market price for the Series [●] Preferred Shares will be influenced by changes in interest rates, the perceived credit quality of the Series [●] Preferred Shares and other factors, and may be higher or lower than the liquidation preference of the Series [●] Preferred Shares. There is currently no market for the Series [●] Preferred Shares.

Liquidity Risk. Currently, there is no public market for the Series [●] Preferred Shares. As noted above, an application [has been] [will be] made to list the Series [●] Preferred Shares on the [●]. However, during an initial period which is not expected to exceed [●] days after the date of its issuance, the Series [●] Preferred Shares will not be listed on any securities exchange. Before the Series [●] Preferred Shares are listed on the [●], the underwriters may, but are not obligated to, make a market in the Series [●] Preferred Shares. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series [●] Preferred Shares being liquid at any time.

Redemption Risk. The Fund may at any time redeem Series [●] Preferred Shares to the extent necessary to meet regulatory asset coverage requirements or requirements imposed by credit rating agencies. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series [●] Preferred Shares, the Fund may be obligated under the terms of the Series [●] Preferred Shares to redeem some or all of the Series [●] Preferred Shares. In addition, commencing [●], the Fund will be able to call the Series [●] Preferred Shares at the option of the Fund. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a higher dividend rate than that of the Series [●] Preferred Shares.

The Series [●] Preferred Shares are not a debt obligation of the Fund. The Series [●] Preferred Shares are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund, and have the same priority with respect to payment of distributions and liquidation preference as the Series A Preferred Shares and the Series B Preferred Shares. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series [●] Preferred Shares for the full redemption price.

[Subordination Risk. The Series [●] Preferred Shares are not a debt obligation of the Fund. The Series [●] Preferred Shares are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund, and will have the same priority with respect to payment of distributions and liquidation preference as the Series A Preferred Shares, Series B Preferred Shares and any other preferred shares that the Fund may issue. The Series [●] Preferred Shares are subject to greater credit risk than any debt instruments that the Fund may issue or enter into, which would be of higher priority in the Fund’s capital structure.]

[Credit Rating Risk. The Fund is seeking a credit rating on the Series [●] Preferred Shares. Any credit rating that is issued on the Series [●] Preferred Shares could be reduced or withdrawn while an investor holds Series [●] Preferred Shares. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series [●] Preferred Shares. In addition, a credit rating does not eliminate or mitigate the risks of investing in the Series [●] Preferred Shares.]

Distribution Risk. The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Series [●] Preferred Shares.

Interest Rate Risk. The Series [●] Preferred Shares pay dividends at a fixed rate[, which resets after an initial period]. Prices of fixed income investments tend to vary inversely with changes in market yields. The market yields on securities comparable to the Series [●] Preferred Shares may increase, which would likely result in a decline in the value of the Series [●] Preferred Shares. Additionally, if interest rates rise, securities comparable to the Series [●] Preferred Shares may pay higher dividend rates and holders of the Series [●] Preferred Shares may not be able to sell the Series [●] Preferred Shares at their liquidation preference and reinvest the proceeds at market rates.

[Dividend Rate Adjustment Risk. The dividend rate of the Series [●] Preferred Shares automatically adjusts to a rate of [●]% per annum after a period of [●] months commencing on the date the Series [●] Preferred Shares are first issued. If interest rates rise during this time, holders of Series [●] Preferred Shares may receive a below market dividend rate which may cause the market price of the Series [●] Preferred Shares to decline.]

TAXATION

[To be provided.]

EMPLOYEE BENEFIT PLAN AND IRA CONSIDERATIONS

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, counsel to the Fund, in connection with this rights offering. Certain legal matters in connection with this offering will be passed on for the underwriters by [●]. Willkie Farr & Gallagher LLP may rely as to certain matters of Delaware law on the opinion of [●].

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

Shares of [●]% Series [●][●] Preferred Shares

Issuable Upon Exercise of Rights to

Subscribe to Such Preferred Shares

PROSPECTUS SUPPLEMENT

[●], 2017

The information in this Prospectus Supplement is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2017

Filed Pursuant to Rule 497

Registration Statement No. 333-217151

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

PROSPECTUS SUPPLEMENT

(To Prospectus dated [●], 2017)

Notes [Specify Title]

We are offering for sale our notes at a principal amount per note of $[●]. Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GRX.” On [●], the last reported net asset value per share of our common shares was $[●] and the last reported sales price per share of our common shares on the NYSE was $[●]. Shares of our 5.76% Series A Cumulative Preferred Shares (the “Series A Preferred Shares”) and 5.875% Series B Cumulative Preferred Shares (the “Series B Preferred Shares”) are traded on the NYSE under the symbol “GRX PrA” and “GRX PrB,” respectively. On [●], the last reported sales prices per share of Series A Preferred Shares was $[●].

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this Prospectus, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objectives will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our notes and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Investing in notes involves certain risks that are described in the “Risk Factors and Special Considerations” section beginning on page 30 of the accompanying Prospectus.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Note			Total (1)
Public offering price	$	[●	]	$	[●	]
Underwriting discounts and commissions	$	[●	]	$	[●	]
Proceeds, before expenses, to us	$	[●	]	$	[●	]

(1)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be [●], which represents approximately $[●] per note.

The underwriters are expected to deliver the notes on or about [●], [●].

The date of this Prospectus Supplement is [●], 2017

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Healthcare & WellnessRx Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (the “SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Notes” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Notes” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the notes.

TERMS OF THE NOTES

Principal Amount	The principal amount of the notes is $[●] in the aggregate and $[●] per note.

Maturity	The principal amount of the notes will become due and payable on [●], [●].

Interest Rate	The interest rate will be [●]%.

Frequency of payment	Interest will be paid commencing [●].

Prepayment Protections	[●]

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $[●], based on the public offering price of $[●] per note and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short term income securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the accompanying Prospectus. The proceeds may also be used to redeem or repurchase shares of existing series of the Fund’s preferred shares, in whole or in part.

Pending such investment and/or redemption, the proceeds will be held in high quality short term debt securities and instruments. [The Investment Adviser expects to use a maximum of [$[●] OR [all]] of the proceeds of the offering to finance repurchases of [common shares or preferred shares].]

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE NOTES

[To be provided.]

TERMS OF THE NOTES

[To be provided.]

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, counsel to the Fund, in connection with the offering of the notes. Certain legal matters in connection with this offering will be passed on for the underwriters by [●]. Willkie Farr & Gallagher LLP may rely as to certain matters of Delaware law on the opinion of [●].

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

Notes

PROSPECTUS SUPPLEMENT

[●], 2017

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to completion, dated November 28, 2017

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated November 28, 2017, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund’s common shares, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Registration Statement, including the Prospectus and any Prospectus Supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.

The Gabelli Healthcare & WellnessRx Trust, or the “Fund,” is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long term growth of capital. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s objectives will be achieved. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. See “Management of the Fund.”

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this registration statement, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition, and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers, including emerging market issuers. No assurances can be given that the Fund’s objective will be achieved. The Fund’s investment objective is “fundamental” and therefore may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Except as expressly stated herein, none of the Fund’s policies are fundamental and may be modified by the Board of Trustees (the “Board,” each member of the Board individually a “Trustee”) without shareholder approval.

The Fund will invest primarily in equity securities of companies in the healthcare and wellness industries. However, the Fund may also invest in debt securities of any quality, any maturity and any duration of such companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities or when the Fund is temporarily in a defensive position. The average duration and average maturity of the Fund’s investments in debt securities will vary from time to time depending on the views of the Investment Adviser. The remaining 20% of the Fund’s assets may be invested in other securities, including stocks, debt obligations (such as U.S. Treasury securities) and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily

1

be primarily invested in money market instruments. These factors may change rapidly. The Fund emphasizes quality in selecting healthcare and wellness investments, and looks for companies that have sound financial structures and identifiable growth prospects. Believing that demographic trends will affect global market opportunities, the Fund intends to position itself to take advantage of these trends.

The Fund may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.

The Fund may invest without limitation in securities of foreign issuers, which generally are denominated in foreign currencies, and may include issuers in emerging markets. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

2

3

THE FUND

The Gabelli Healthcare & WellnessRx Trust is a diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund’s common shares of beneficial interest, par value $0.001 per share, are listed on the New York Stock Exchange (“NYSE”) under the symbol “GRX.” The Fund’s 5.76% Series A Cumulative Preferred Shares (the “Series A Preferred”) and 5.875% Series B Cumulative Preferred Shares (the “Series B Preferred”) are listed and traded on the NYSE under the symbol “GRX PrA” and “GRX PrB,” respectively. Any future series of fixed rate preferred shares would also likely be listed on a stock exchange.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

The Fund’s investment objective is long term growth of capital.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies involved to a substantial extent in providing products, services or equipment for the healthcare and wellness industries. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy.

It is anticipated that the Fund will invest primarily in equity securities of companies in the healthcare and wellness industries. However, the Fund may also invest in debt securities of any quality, any maturity and any duration of such companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities or when the Fund is temporarily in a defensive position. The average duration and average maturity of the Fund’s investments in debt securities will vary from time to time depending on the views of the Investment Adviser. The remaining 20% of the Fund’s assets may be invested in other securities, including stocks, debt obligations (such as U.S. Treasury securities) and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. These factors may change rapidly. The Fund emphasizes quality in selecting healthcare and wellness investments, and looks for companies that have sound financial structures and identifiable growth prospects. Believing that demographic trends will affect global market opportunities, the Fund intends to position itself to take advantage of demographic trends.

The Fund may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

The Fund may invest without limitation in securities of foreign issuers, including emerging market issuers, although the portion invested in foreign securities will vary over time based on market conditions. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

The average duration and average maturity of the Fund’s investments in debt securities will vary from time to time depending on the views of the Investment Adviser. Duration is a mathematical calculation of the average life of a bond that serves as a measure of its price risk. Each year of duration represents an expected 1% change in the value of a debt security for every 1% immediate change in interest rates. For example, if a debt security has an average duration of ten years, its value would be expected to fall about 10% when interest rates rise by one percentage point, assuming all other factors remain equal. Conversely, the value would be expected to rise about 10% when interest rates fall by one percentage point, assuming all other factors remain equal. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to maturity, which measures the expected repayment date of a debt security.

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Investment Methodology

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

The Fund’s investment objective of long term growth of capital is a fundamental policy of the Fund. The Fund’s policy of concentration in companies in the healthcare and wellness industries is also a fundamental policy of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class).

Investment Practices

Special Situations. Although the Fund typically invests in the securities of companies on the basis of fundamental value, the Fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by the Investment Adviser to possess “special situation” characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

Temporary Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, including U.S. Treasury securities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods, the Fund may also invest in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may not achieve its investment objective.

Options. The Fund may, subject to the guidelines of the Board and SEC or staff guidance and any other applicable regulatory authority, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

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The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Obligations (as defined under “Investment Restrictions”) or other high-grade short term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, it will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in

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particular options, so the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or until the Fund delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

Futures Contracts and Options on Futures. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied

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by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option, the Fund will segregate or “earmark” cash, U.S. government securities or other liquid assets equal to the full notional value of the underlying security due in sold put options (less any margin on deposit). The Fund also reserves the right to instead cover its obligation by either purchasing a put option on the same reference asset with a strike price that equals or is higher than the strike price of the put option sold or selling short the instruments or currency underlying the put option at the same or higher price than the strike price of the put option. In the event the Fund enters into long futures contracts, the Fund will segregate or “earmark” cash, U.S. government securities or other liquid assets in an amount equal to the full notional value of the contract (less any margin on deposit). For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established. These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

The Investment Adviser has claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indices and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser were required to register as a CPO with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when

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interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the obligations of the Fund with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, losses of the Fund from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Swaps. The Fund may enter into total rate of return, credit default, interest rate or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

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Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such an arrangement. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions constructing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency

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exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Dealing in forward currency exchange by the Fund will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Custodian or sub-custodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund’s commitment with respect to the forward contract.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract by the Fund for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Asset Segregation Risk. The Fund will comply with guidelines established by the SEC with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

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Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest, including emerging market securities. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income that the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; potential for sanctions; less developed legal systems; and less reliable securities custodial services and settlement practices.

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Restricted and Illiquid Securities. The Fund may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the liquidity of the Fund.

The Board has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board, the function of determining and monitoring the liquidity of particular Rule 144A securities under the Securities Act of 1933, as amended (the “1933 Act”).

Leverage. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing stock, such as preferred shares, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund.

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). The Fund’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI.

Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. In the event the Fund were to issue any preferred shares, the approval of a majority of such shares voting as a separate class would also be required. Such majority vote requires the lesser of (i) 67% of the Fund’s applicable shares represented at a meeting at which more than 50% of the applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the Fund’s applicable shares outstanding.

1. The Fund may not invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry except that the Fund will invest 25% or more of its total assets in the healthcare and wellness industries. This restriction does not apply to investments in direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than U.S. Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption (“U.S. Government Obligations”).

2. The Fund may not purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in initial margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

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3. The Fund may not make loans of money, except by the purchase of a portion of privately or publicly distributed debt obligations, and enter into repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

4. The Fund may borrow money to the extent permitted by applicable law and may pledge assets to secure such borrowings or other issuances of senior securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

5. The Fund may not issue senior securities, except to the extent permitted by applicable law.

6. The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

With respect to (2) above, because most swaps are now considered commodity interests under the Commodity Exchange Act and its rules, this restriction is being interpreted to permit the Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indices, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Custodian and the Fund’s transfer agent. The day to day operations of the Fund are delegated to the Investment Adviser.

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Trustees, their other directorships during the past five years, (excluding other funds managed by the Investment Adviser), if any.

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Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)(10)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios to Fund Complex(3) Overseen by Trustee
Interested Trustees(4)

Mario J. Gabelli Trustee and Chief Investment Officer Age: 75	Since 2007***	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)	32

Jeffrey J. Jonas Trustee Age: 37	Since 2016*	Portfolio Manager of open-end, closed-end, and hedge funds for Gabelli Funds, LLC, and Gabelli Securities, Inc.	—	1

Independent Trustees(5)

Anthony J. Colavita(6)(7) Trustee Age: 82	Since 2007**	President of the law firm of Anthony J. Colavita, P.C.	—	27

James P. Conn(6) Trustee Age: 79	Since 2007*	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	27

Vincent D. Enright Trustee Age: 73	Since 2007***	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)	17

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Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)(10)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios to Fund Complex(3) Overseen by Trustee
Robert C. Kolodny(8) Trustee Age: 73	Since 2007**	Physician; Principal of KBS Management LLC (investment adviser); General Partner of KBS Partnership, KBS II Investment Partnership, KBS III Investment Partnership, Kolodny Family Limited Partnership (private investment partnerships); Medical Director and Chairman of the Board of the Behavioral Medicine Institute	—	2

Kuni Nakamura Trustee Age: 49	Since 2012*	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—	33

Anthonie C. van Ekris(7) Trustee Age: 83	Since 2007***	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—	22

Salvatore J. Zizza(7)(9) Trustee Age: 71	Since 2007**	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)	30

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Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)(10)	Principal Occupation(s) During Past Five Years
Officers

Agnes Mullady President Age: 59	Since 2007	Officer of funds within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G. distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016.

John C. Ball Treasurer and Principal Financial and Accounting Officer Age: 41	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex (closed-end funds since May 2017 and open-end funds since February 2017); Vice President of GAMCO Investors, Inc. since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Andrea R. Mango Secretary and Vice President Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Carter W. Austin Vice President Age: 50	Since 2007	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

Bethany A. Uhlein Assistant Vice President and Ombudsman Age: 27	Since 2017	Assistant Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex since May 2017; Assistant Vice President (since January 2015) and Associate (2013-2015) of GAMCO Asset Management Inc.

David I. Schachter Vice President Age: 64	Since 2007	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC

Adam E. Tokar Vice President Age: 37	Since 2007	Vice President of the Fund; Vice President and Ombudsman of The Gabelli Global Utility & Income Fund since 2011; Assistant Vice President and Ombudsman of the Fund, 2007-2010

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Jonas are each considered to be an “interested person” of the Fund because of their affiliation with the Investment Adviser.
(5)

Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as

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described in this proxy statement) nor their family members had any interest in the Investment Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser as of December 31, 2016.
(6)	Trustee elected solely by holders of the Fund’s Preferred Shares.
(7)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, and Mr. Zizza is an independent director of Gabelli International Ltd., all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Investment Adviser.
(8)	Dr. Kolodny is the managing general partner of the following private investment partnerships for which GAMCO Asset Management Inc. (“GAMCO”), a registered investment adviser under common control with the Investment Adviser, serves as an investment adviser providing portfolio management for these entities and receives an advisory fee: KBS Partnership (“KBS”), KBS III Investment Partnership (“KBS III”), and KBS IV Limited Partnership (“KBS IV”), which ceased operations in November 2016. For the calendar years ended December 31, 2015 and December 31, 2016, respectively, GAMCO received the following amounts for the services it provided to these private investment partnerships: (i) KBS - $119,000 and $105,722, (ii) KBS III - $75,748 and $74,126 and, (iii) KBS IV - $30,624 and $21,998.
(9)	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(10)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.
*	Term continues until the Fund’s 2019 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2018 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2020 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

The Fund’s governing documents do not set forth any specific qualifications to serve as a Trustee other than that a nominee for Trustee shall be at least 21 years of age and not older than such age, if any, as the Trustees may determine and shall not be under legal disability. The Trustees have not determined a maximum age.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustees

Mario J. Gabelli, CFA. Mr. Gabelli is Chief Investment Officer of the Fund. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO, each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director, and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other

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accounts. He is also Executive Chairman of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Jeffrey J. Jonas, CFA. Mr. Jonas joined GBL as a research analyst in 2003 and has focused on companies in the cardiovascular, healthcare services, and pharmacy benefits sectors, among others. Mr. Jonas is a portfolio manager of the Fund and other funds in the Gabelli/GAMCO Fund Complex. In addition, he serves as portfolio manager for Gabelli Securities, Inc. and its Medical Opportunities Fund, a healthcare focused hedge fund. He is also a portfolio manager on GAMCO’s institutional and high net worth separate accounts team. Mr. Jonas was a Presidential Scholar at Boston College, where he received his Bachelor’s degree in Finance and Management Information Systems.

Independent Trustees

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is the Chairman of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund and a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Vincent D. Enright. Mr. Enright is Chairman of the Fund’s Audit Committee and has been designated as the Fund’s Audit Committee Financial Expert. He is also Chairman of the Fund’s ad hoc Proxy Voting Committee and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright was a senior executive and Chief Financial Officer (“CFO”) of KeySpan Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its Compensation Committee and as a member of its Audit Committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Robert C. Kolodny, M.D. Dr. Kolodny is Medical Director and Chairman of the Board of the Behavioral Medicine Institute. He is a member of the Fund’s ad hoc Proxy Voting Committee and serves on the board of another fund in the Fund Complex. In addition to also being a Director of The John Dewey Academy, a residential college prepatory therapeutic high school in Massachusetts, Dr. Kolodny has over thirty years of investment experience as managing member or managing general partner of numerous investment partnerships. He is also the founder and managing member of KBS Management, LLC, a New Hampshire registered investment adviser. Dr. Kolodny previously served as a director for former funds in the Fund Complex, Lynch Corporation (a publicly traded company), and Tremont Partners (a private investment firm). Dr. Kolodny is the author or co-author of numerous articles and books

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on medical and psychological topics, and has lectured at leading medical schools in the U.S. on these and other subjects. He received a Bachelor’s degree from Columbia University and his Doctorate in Medicine from the Washington University School of Medicine.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is a member of the Fund’s Nominating and ad hoc Pricing Committees. Mr. Nakamura serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/ export company, for over twenty years. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex and as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is a member of the Fund’s Audit, Nominating, and ad hoc Pricing Committees and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board does not have a Chairman. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises voting and investment responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the ad hoc multi-fund Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Messrs. Mario J. Gabelli and Jeffrey J. Jonas are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Investment Adviser, the sub-administrator, and the officers of the Fund are

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responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Investment Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Committees

The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund.

The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Fund has an ad hoc Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine.

For the fiscal year ended December 31, 2016, the Board held two Audit Committee meetings and one Nominating Committee meeting. The ad hoc Proxy Voting Committee did not meet during the fiscal year ended December 31, 2016.

The Fund does not have a standing compensation committee, but does have representatives on a multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for the funds and certain officers of the closed-end funds in the Fund Complex.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in All Registered Investment Companies in the Gabelli Fund Complex*(1)(2)
Interested Trustees
Mario J. Gabelli	E	E
Jeffrey J. Jonas	E	E
Independent Trustees
Anthony J. Colavita	D	E
James P. Conn	E	E
Vincent D. Enright	A	E
Robert C. Kolodny	D	E

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Name of Trustee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in All Registered Investment Companies in the Gabelli Fund Complex*(1)(2)
Kuni Nakamura	D	E
Anthonie C. van Ekris	E	E
Salvatore J. Zizza	C	E

*	Key to Dollar Ranges

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. Over $100,000

All shares were valued as of December 31, 2016.

(1)	This information has been furnished by each Trustee as of December 31, 2016. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee or his or her family member, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Investment Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$6,697	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$7	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$951,130	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$8,715	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$9	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$138,000	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$8,032	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$8	*
Anthonie C. van Ekris	Same	CIBL, Inc	Common Stock	$32,640	*
Anthonie C. van Ekris	Same	ICTC Group, Inc	Common Stock	$60	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc	Common Stock	$600	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,278,472	*
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$304,747	*

(1)	This information has been furnished as of December 31, 2016.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Trustees serving on the Fund’s Nominating Committee are Anthony J. Colavita (Chair), Vincent D. Enright and Salvatore J. Zizza. Anthony J. Colavita, Vincent D. Enright (Chair) and Salvatore J. Zizza, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee.

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Remuneration of Trustees

The Fund pays each Independent Trustee an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Independent Trustee is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Independent Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2016 amounted to $59,500. During the fiscal year ended December 31, 2016, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The following table shows the compensation that the Trustees earned in their capacity as Trustees during the year ended December 31, 2016. The table also shows, for the year ended December 31, 2016, the compensation Trustees earned in their capacity as Trustees for other funds in the Fund Complex.

COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2016

Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees*
INTERESTED TRUSTEES:
Mario J. Gabelli	$0	$0	(0)
Trustee and Chief Investment Officer
Jeffrey J. Jonas(1)	$0	$0	(0)
Trustee
INDEPENDENT TRUSTEES:
Anthony J. Colavita	$10,500	$411,500	(36)
Trustee
James P. Conn	$8,000	$260,500	(22)
Trustee
Vincent D. Enright	$11,000	$216,109	(17)
Trustee
Robert C. Kolodny	$7,000	$12,000	(2)
Trustee
Kuni Nakamura	$7,500	$219,299	(20)
Trustee
Anthonie C. van Ekris	$7,000	$219,500	(22)
Trustee
Salvatore J. Zizza	$8,500	$322,500	(30)
Trustee
OFFICER:
Wayne C. Pinsent	$105,000
Vice President and Ombudsman

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2016 by investment companies (including the Fund) or portfolios that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.
(1)	Mr. Jonas became a Trustee of the Fund on February 23, 2016.

Indemnification of Officers and Trustees; Limitations on Liability

Subject to limitations imposed by the 1940 Act, the Governing Documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

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The Investment Adviser

The Investment Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $23.8 billion as of September 30, 2017. The Investment Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments, and The GAMCO Mathers Fund, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $19.2 billion as of September 30, 2017; Teton Advisors, Inc. and its wholly owned investment adviser, Keeley Teton Advisors, LLC, with assets under management of approximately $3.6 billion as of September 30, 2017, act as investment advisers to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a majority-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.5 billion as of September 30, 2017; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $26 million as of September 30, 2017. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc., as of September 30, 2017. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Associated Capital.

The Investment Adviser will provide a continuous investment program for the portfolios of the Fund and oversee the administration of all aspects of the Fund’s business and affairs. The Investment Adviser has sole investment discretion for the Fund’s assets under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

Investment Advisory Agreement

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their investment advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company, which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their investment advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the investment advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board, believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

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Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of the Fund’s shares. Expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of its securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, compensation to an administrator for certain SEC filings on behalf of the Fund, the fees and expenses of Trustees who are not officers or employees of the Investment Adviser of its affiliates, compensation and other expenses of employees of the Fund as approved by the Trustees, the pro rata costs of the Fund’s Chief Compliance Officer, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for fund officers and employees, Trustee and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses.

The Investment Advisory Agreement combines investment advisory and certain administrative responsibilities into one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Fund’s Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. The fee paid by the Fund may be higher when leverage (e.g., in the form of preferred shares, notes or borrowings) is utilized, giving the Investment Adviser an incentive to utilize such leverage. Because the management fees are based on a percentage of average weekly net assets that includes assets attributable to the Fund’s use of leverage in the form of preferred shares, notes or money borrowed, the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of such leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator.

Pursuant to the Investment Advisory Agreement, for the fiscal years ended December 31, 2014, 2015 and 2016, the Investment Adviser earned $2,374,609, $3,089,531 and $2,958,185, respectively.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Investment Advisory Agreement will remain in effect until the second anniversary of shareholder approval of the Agreement, and from year to year thereafter if approved annually (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

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The Investment Advisory Agreement was most recently approved by a majority of the Fund’s Board, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board held on February 22, 2017.

The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of other accounts for which each portfolio manager was primarily responsible for the day to day management as of the fiscal year ended December 31, 2016.

Name of Portfolio Manager or Team Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory fee Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	23	$22.2B	6	$5.1B
	Other Pooled Investment Vehicles:	9	$0.3B	9	$0.3B
	Other Accounts:	1,292	$14.4B	13	$1.3B
2. Kevin V. Dreyer	Registered Investment Companies:	6	$6.9B	2	$4.1B
	Other Pooled Investment Vehicles:	1	$127.5M	0	$0
	Other Accounts:	327	$1.3B	1	$50.8M
3. Jeffrey J. Jonas	Registered Investment Companies:	3	$5.1B	1	$2.4B
	Other Pooled Investment Vehicles:	2	$133.4M	1	$5.9M
	Other Accounts:	62	$109.8M	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions

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is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure

Mr. Gabelli receives incentive based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive based variable compensation for managing other accounts within GBL. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

The compensation of the other portfolio managers of the Fund is structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the Investment Adviser for managing the account). The portfolio managers receive similar incentive

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based variable compensation based on gross revenue for managing other accounts for GAMCO Asset Management Inc. The compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the net performance fee is paid to the portfolio manager. These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive based variable compensation is based on an evaluation by the Investment Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act. These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Investment Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

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(6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is this SAI. The Fund’s proxy voting service is Broadridge Investor Communication Services. The Fund selects from a number of typesetting services and financial printers who have agreed to keep such information confidential until at least it has been made public by the Investment Adviser. Other than those arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

Ownership of Shares in the Fund

As of December 31, 2016, the portfolio managers of the Fund own the following amounts of equity securities of the Fund.

Mario J. Gabelli	Over $1,000,000
Kevin V. Dreyer	$10,001–$50,000
Jeff J. Jonas	$100,001–$500,000

DIVIDENDS AND DISTRIBUTIONS

The Fund is subject to Section 19(b) of the 1940 Act and Rule 19b-1 thereunder which restricts the ability of the Fund to make distributions of long term capital gains.

To the extent the Fund’s total distributions for a year exceed its net investment company taxable income (interest, dividends and net short term capital gains in excess of expenses) and net realized long term capital gains for that year, the excess would generally constitute a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares. Any distributions which (based upon the Fund’s full year performance) constitute a tax-free return of capital would reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of the basis in the common shares would generally be taxable to the shareholder as capital gain. See “Taxation.” Distribution notices provided by the Fund to its shareholders will clearly indicate what portion of each distribution would constitute net income, net capital gains, and return of capital based on information available to the Fund for the relevant period at the time the distribution is declared. The final determination of the source of such distributions for U.S. federal income tax purposes will be made shortly after year end based on the Fund’s actual net investment company taxable income and net capital gain for that year and would be communicated to shareholders promptly. In the event that the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio, as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

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PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, G.research may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through G.research and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

For the fiscal years ended December 31, 2014, December 31, 2015 and December 31, 2016, the Fund paid a total of $165,608, $114,575 and $88,305, respectively, in brokerage commissions, of which G.research and its affiliates received $61,894, $20,331 and $21,164, respectively. The amount received by G.research and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2016 represented approximately 24% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 21% of the aggregate dollar amount of transactions by the Fund for such period.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. For example, an increase in

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the Fund’s participation in risk arbitrage situations would increase the Fund’s portfolio turnover rate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2015 and December 31, 2016 were 52.4% and 31.7%, respectively.

TAXATION

The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No attempt is made to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers of which the Fund holds 20% or more of the voting stock and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. The investments of the Fund in partnerships, including Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund generally is not subject to federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short term capital gain over net long term capital loss and other taxable income, other than any net long term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

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Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to common shareholders, and (ii) under certain circumstances to partially redeem the preferred shares in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund’s assets relative to its outstanding senior securities, under certain circumstances redemption of the preferred shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund will distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by the Fund’s shareholders no later than December 31 of the year the distributions are declared, rather than when the distributions are received.

The Fund may be able to cure a failure to derive 90% of its income from the services specified above or a failure to diversify its holdings in the manner above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

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Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains into higher taxed short term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Taxes

Since the Fund may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. The Fund expects to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to “pass-through” to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

Distributions paid by the Fund from its investment company taxable income, which includes net short term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Such distributions, if designated by the Fund, may, however, qualify (provided holding period and other requirements are met by the Fund

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and its shareholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) as qualified dividend income eligible for the reduced maximum federal tax rate to individuals of 15% for those with incomes below approximately $418,000 ($471,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with any income above those amounts that is net long term capital gain or qualified dividend income, and 0% at certain income levels to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain reported as capital gain distributions, if any, are taxable to shareholders at rates applicable to long term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long term capital gain and qualified dividend income for individuals is generally either 15% or 20% (depending on whether an individual’s income exceeds certain threshold amounts). Unrecaptured section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will be taxed at a maximum rate of 39.6%, while net capital gain generally will be taxed at rates applicable to long term capital gain. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

A 3.8% Medicare contribution surcharge is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” any loss on the sale or exchange of shares in respect of which the extraordinary dividend was paid will be long term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of common stock (5% if preferred stock) aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of common or preferred stock, aggregating dividends with ex-dividend dates within a 365-day period.

The IRS currently requires that a registered investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on its preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. Capital loss carry forwards generated by the Fund in tax periods beginning before December 22, 2010 are subject to an 8-year expiration, but capital loss carry forwards generated by the Fund in subsequent tax periods may be carried forward indefinitely. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

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In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s capital loss carry forwards, if any, may be subject to limitation.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset against net operating losses for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon a sale, exchange, redemption or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

As with any taxable investment, shareholders may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Shareholders will receive, if appropriate, various written notices after the close of each of the Fund’s taxable years regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends paid or distributions made by the Fund to shareholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign

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investor who fails to provide an applicable IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate. Foreign investors may also be subject to U.S. estate tax with respect to their Fund shares.

In general, federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long term capital gains over net short term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Properly reported dividends received by foreign investors are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short term capital gains” (generally, the excess of the Fund’s net short term capital gain over the Fund’s long term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Distributions that the Fund reports as “short term capital gain dividends” or “long term capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to a REIT’s distribution to the Fund of a gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a non-U.S. shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest non-U.S. ownership percentage of the Fund during the five-year period ending on the date of redemption. In the case of non-U.S. non-corporate shareholders, the Fund may be required to backup withhold federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their non-U.S. status.

A 30% withholding tax will be imposed on dividends paid and redemption proceeds and certain capital gain dividends paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

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Properly-reported dividends are generally exempt from federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short term capital gains” (generally, the excess of the Fund’s net short term capital gain over the Fund’s long term capital loss for such taxable year). However, depending on its circumstances, the Fund could report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary could withhold even if the Fund reports the payment as qualified net interest income or qualified short term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Backup Withholding

The Fund may be required to withhold federal income tax at a 28% rate on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Holders of Preferred Shares

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the preferred shares at any time in the future, the Fund believes that under present law the preferred shares will constitute stock of the Fund and distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares that are treated as exchanges of stock under section 302(b) of the Code) thus will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described above). The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the preferred shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the preferred shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of preferred shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

Distributions of net capital gain that are reported by the Fund as capital gain dividends will be treated as long term capital gains in the hands of holders regardless of the holders’ respective holding periods for their preferred shares. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its taxable income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and the preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and the preferred shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

37

Shareholders will be notified annually as to the federal tax status of distributions.

A redemption (including a redemption resulting from liquidation of the Fund), if any, of the preferred shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of common shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Fund shares.

BENEFICIAL OWNERS

As of October 31, 2017, to the Fund’s knowledge the following persons owned beneficially or of record 5% or more of a class of the Fund’s outstanding preferred shares:

Name and Address of Beneficial Owner(s)	Title of Class	Percent of Class
HRG Group Inc 450 Park Avenue 29th Floor New York, NY 10022	Preferred	7.47%

Great Southern Life Insurance Co. P.O. Box 410288 Kansas City, MO 64105	Preferred	5.97%

Americo Financial Life & Annuity P.O. Box 410288 Kansas City, MO 64141	Preferred	5.36%

As of October 31, 2017, to the Fund’s knowledge no person beneficially owned beneficially or of record 5% or more of the Fund’s outstanding common shares.

As of October 31, 2017, the Trustees and officers of the Fund as a group beneficially owned 2.81% of the Fund’s outstanding common shares and less than 1% of the Fund’s outstanding preferred shares.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

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DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics under Rule 17j-1 under the 1940 Act. The code of ethics permits personnel, subject to the code of ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by a fund in the Fund Complex. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short term trading by such trustees/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

Joint Code of Ethics for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a joint code of ethics that serves as a code of conduct. The joint code of ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov), and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

Financial Statements

The audited financial statements included in the annual report to the Fund’s shareholders for the year ended December 31, 2016 (the “2016 Annual Report”), together with the report of PricewaterhouseCoopers LLP for the Fund’s 2016 Annual Report, and the unaudited financial statements included in the semiannual report to the Fund’s shareholders for the period ended June 30, 2017 (the “2017 Semiannual Report”) are incorporated herein by reference. All other portions of the 2016 Annual Report and the 2017 Semiannual Report are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

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APPENDIX A

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

PART C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements

(a)	None

(b)	Part A

None

Part B

The following statements of the Registrant are incorporated by reference in Part B of the Registration Statement:

Schedule of Investments at December 31, 2016

Statement of Assets and Liabilities as of December 31, 2016

Statement of Operations for the Year Ended December 31, 2016

Statement of Changes in Net Assets for the Year Ended December 31, 2016

Notes to Financial Statements for the Year Ended December 31, 2016

Report of Independent Registered Public Accounting Firm for the Year Ended December 31, 2016

Schedule of Investments as of June 30, 2017

Statement of Assets and Liabilities as of June 30, 2017

Statement of Operations for the Period Ended June 30, 2017

Statement of Changes in Net Assets for the Period Ended June 30, 2017

Notes to Financial Statements for the Period Ended June 30, 2017

2.	Exhibits

(a)(i)	Third Amended and Restated Agreement and Declaration of Trust of Registrant (6)

(a)(ii)	Fourth Amended and Restated Statement of Preferences with respect to the 5.76% Series A Cumulative Preferred Shares (9)

(a)(iii)	Second Amended and Restated Statement of Preferences with respect to the 5.875% Series B Cumulative Preferred Shares (9)

(b)	Second Amended and Restated By-Laws of Registrant (4)

(c)	Not applicable

(d)(i)	Form of Registrant’s Common Share Certificate (1)

(d)(ii)	Form of Registrant’s Specimen Preferred Share Certificate (3)

(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant (1)

(f)	Not applicable

(g)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (1)

(h)	Form of Underwriting Agreement (12)

(i)	Not applicable

(j)(i)	Form of Custodian Contract between Registrant and Mellon Trust of New England, N.A. (1)

(j)(ii)	Form of Custodian Fee Schedule between Registrant and Mellon Trust of New England, N.A. (1)

(k)(i)	Form of Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(k)(ii)	Amendment No. 1 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(k)(iii)	Amendment No. 2 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(k)(iv)	Amendment No. 3 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (8)

(k)(v)	Amendment No. 4 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (8)

(k)(vi)	Amendment No. 5 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (7)

(k)(vii)	Amendment No. 6 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (8)

(k)(viii)	Amendment No. 7 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (9)

(k)(ix)	Amendment No. 8 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (9)

(k)(x)	Amendment No. 9 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (10)

(k)(xi)	Amendment No. 10 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (11)

(k)(xii)	Amendment No. 11 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (11)

(l)(i)	Opinion and Consent of Richards, Layton & Finger with respect to legality of Common and Preferred Shares (11)

(m)	Not applicable

(n)(i)	Consent of Independent Registered Public Accounting Firm (11)

(n)(ii)	Powers of Attorney (10)

(o)	Not applicable

(p)(i)	Purchase Agreement dated April 12, 2007 between Registrant and the Equity Trust Inc. (1)

(q)	Not applicable

(r)(i)	Codes of Ethics of the Investment Adviser and of the Fund (10)

(r)(ii)	Joint Code of Ethics of the Investment Adviser and of the Fund for Chief Executive and Senior Financial Officers of the Gabelli Funds (2)

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, filed with the Commission on April 16, 2007.

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, file Nos. 333-166168 and 811-22021, as filed with the Commission on April 19, 2010.
(3)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, file Nos. 333-166168 and 811-22021, as filed with the Commission on August 18, 2010.
(4)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, file Nos. 333-166168 and 811-22021, as filed with the Commission on March 7, 2011.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, file Nos. 333-187842 and 811-22021, as filed with the Commission on April 10, 2013.
(6)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, file Nos. 333-187842 and 811-22021, as filed with the Commission on June 13, 2013.
(7)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, file Nos. 333-194973 and 811-22021, as filed with the Commission on September 18, 2014.
(8)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, file Nos. 333-194973 and 811-22021, as filed with the Commission on April 29, 2016.
(9)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2, file Nos. 333-194973 and 811-22021, as filed with the Commission on June 13, 2016.
(10)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, file Nos. 333-217151 and 811-22021, as filed with the Commission on April 5, 2017.
(11)	Filed herewith.
(12)	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 68 of the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$23,180
NYSE listing fees	20,000
Printing expenses	321,000
Accounting fees	59,000
Legal fees	492,000
Rating Agency fees	50,000
Miscellaneous	242,820

Total	$1,208,000

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities as of September 30, 2017:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	7,311
5.76% Series A Cumulative Preferred Shares	1
5.875% Series B Cumulative Preferred Shares	2

Item 30.	Indemnification

Article IV of the Registrant’s Third Amended and Restated Agreement and Declaration of Trust provides as follows:

4.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2 Mandatory Indemnification. (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

4.3 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Section 9 of the Registrant’s Investment Advisory Agreement provides as follows:

9. Indemnity

(a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser’s trustees, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

(b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Other

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-37706).

Item 32.	Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Fund’s custodian, The Bank of New York Mellon Corporation, at 135 Santilli Highway, Everett, Massachusetts 02149, in part at the offices of the Fund’s sub-administrator, BNY Mellon Investment Servicing (US) Inc., at One Boston Place, 201 Washington Street, Boston, MA 02108, and in part at the offices of the Fund’s transfer agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Registrant undertakes to suspend the offering of shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from the later of its net asset value as of the effective date of the Registration Statement or the filing of a prospectus supplement pursuant to Rule 497, under the 1933 Act, setting forth the terms of the offering or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

4. Registrant hereby undertakes:

(a) to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the Prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; and

(4) if (i) it determines to conduct one or more offerings of the Fund’s common shares (including rights to purchase its common shares) at a price below its net asset value per common share at the date the offering is commenced, and (ii) such offering or offerings will result in greater than a 15% dilution to the Fund’s net asset value per common share.

(b) that for the purpose of determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act.

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of Prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York, on the 28th day of November, 2017.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

By:	/s/ Agnes Mullady
Agnes Mullady
President

As required by the Securities Act of 1933, as amended, this Form N-2 has been signed below by the following persons in the capacities set forth below on the 28th day of November, 2017.

NAME	TITLE

*	Trustee
Mario J. Gabelli

*	Trustee
Jeffrey J. Jonas

*	Trustee
Anthony J. Colavita

*	Trustee
James P. Conn

*	Trustee
Vincent D. Enright

*	Trustee
Robert C. Kolodny

*	Trustee
Kuni Nakamura

*	Trustee
Anthonie C. van Ekris

*	Trustee
Salvatore J. Zizza

/s/ AGNES MULLADY	President (Principal Executive Officer)
Agnes Mullady

/s/ JOHN C. BALL	Treasurer (Principal Financial and Accounting Officer)
John C. Ball

/s/ AGNES MULLADY	Attorney-in-Fact
Agnes Mullady

*	Pursuant to a Power of Attorney

EXHIBIT INDEX

Exhibit Number	Description

(k)(xi)	Amendment No. 10 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc.

(k)(xii)	Amendment No. 11 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc.

(l)(i)	Opinion and Consent of Richards, Layton & Finger with respect to legality of Common and Preferred Shares

(n)(i)	Consent of Independent Registered Public Accounting Firm